SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                  FORM 8-K
                               Current Report



                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934




                     Date of Report:     March 21, 1997
                     (Date of earliest event reported)



                            HOLLY HOLDINGS, INC.
           Exact name of registrant as specified in its charter



      New Jersey                        1-12668                    22-3172149
State of other jurisdiction of     Commission File No.          I.R.S. Employer
incorporation or organization                                         ID No.



         200 Monument Road, Suite 10, Bala Cynwyd, Pennsylvania  19004
                  (Address of principal executive offices)


Registrant's telephone number, including area code:     (610) 617-0400


                             Holly Products, Inc.
        (Former name or former address if changed since last report)

Item 2.       ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to a Stock Purchase and Exchange Agreement dated March 21, 1997 (the "Stock Purchase Agreement") among Holly Holdings, Inc. ("Registrant"), Nightlife Printing & Promotion, Inc. ("Nightlife") and American Publishers Company, Inc. ("American"), in exchange for 100% of the issued and outstanding common stock of Nightlife and American, Registrant issued an aggregate of 3,000,000 shares of Registrant's common stock to the shareholders of Nightlife and American (the "Exchange"). The number of shares delivered to the shareholders of Nightlife and American was determined through negotiations in an arms length transaction. The shareholders of Nightlife and American were Thomas K. Weitzmann, Mark Rosner, Joel C. Schneider, Herbert H. Sommer and Emerging Growth Distributors, Ltd. (collectively, the "Shareholders"). Mr. Schneider and Mr. Sommer are partners of the law firm Sommer & Schneider, LLP who are securities counsel to the Registrant.

     The aggregate of 3,000,000 shares of common stock represents approximately 38% of the outstanding common stock of the Registrant.

     As a result of the Exchange the Registrant owns 100% of the issued and outstanding common stock of Nightlife and American. Nightlife is engaged in the color print-on-demand commercial offset printing business. American is a wholesaler marketing education products to schools (public and private), libraries, teachers and consumers throughout the continental United States.

     The description contained herein of the Exchange is qualified in its entirety by reference to the Stock Purchase Agreement, dated March 21, 1997 and the amendment thereto, dated March 24, 1997, by and among the Registrant, and the Shareholders, the Press Release dated March 24, 1997, the Option Agreement between Holly and Thomas K. Weitzmann dated March 21, 1997 and the Option Agreement between Holly and Mark Rosner dated March 21, 1997, which are attached as Exhibits 2.1, 2.6, 2.2, 2.3 and 99.1 respectively.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

     (a)     Financial Statements

          The financial information described below which is required by Item
7 of Form   8-K is not yet available.  The Registrant anticipates that it will file the required financial information as soon as possible, but no later than 60 days from the date this report must be filed.


          Report of Moore Stephens P.C.
          Balance Sheet of Nightlife at December 31, 1995 and December 31, 1996 Balance Sheet of American at February 28, 1997
          Statement of Operations of Nightlife, years ended December 31, 1995 and December 31, 1996

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          Statement of Operations of American, three months ended February 28,
             1997
          Statement of Cash Flows of Nightlife, years ended December 31, 1995 and December 31, 1996
          Statement of Cash Flows of American, three months ended February 28,
             1997
          Notes to Financial Statements.



     (b)     Pro Forma Financial Information

          Pro Forma Balance Sheet at March 31, 1997 (to be filed with Form
             10-KSB).

          Pro Forma Combined Statement of Operations for the fiscal year ending March 31, 1997.

     (c)     Exhibits

          The following Exhibits are filed with this Form 8-K

          2.1 Stock Purchase and Exchange Agreement dated March 21, 1997 between Holly Holdings, Inc., Nightlife Printing & Promotion, Inc. and American Publishers Company, Inc.

          2.2 Option Agreement dated March 21, 1997 between Holly Holdings, Inc. and Thomas K. Weitzmann.

          2.3 Option Agreement dated March 21, 1997 between Holly Holdings, Inc. and Mark Rosner.

          2.4 Employment Agreement dated March 21, 1997 between Nightlife Printing & Promotion, Inc. and Thomas K. Weitzmann.

          2.5 Employment Agreement dated March 21, 1997 between Nightlife Printing & Promotion, Inc. and Mark Rosner.

          2.6 Amendment to Option Agreement and Employment Agreement dated March 24, 1997 between Holly Holdings, Inc., Nightlife Printing & Promotion, Inc., Thomas K. Weitzmann and Mark Rosner.

          99.1     Holly Holdings, Inc. Press Release dated March 24, 1997.

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

     Pursuant to the Stock Purchase Agreement, on March 21, 1997, in exchange for Emerging Growth Distributors, Ltd's ("EGD") 50 shares of common stock of Nightlife and 50 shares of common stock of American, the Registrant issued 750,000 shares of its common stock to EGD. These shares were issued by the Registrant in an offshore transaction pursuant to an exemption under

Regulation S of the Securities Act. EGD is a "non-U.S. person" as defined in\ Regulation S. There were no commissions paid in connection with this transaction.

     On March 21, 1997, the Company closed an offering of $350,000 principal amount convertible subordinated debentures (the "Debentures"). The Debentures were offered through Baytree Associates, Inc. as placement agent. Each Debenture bears interest at the rate of 3 3/4% per annum and matures three years from the date of issuance. Each Debenture is convertible into shares of the Registrant's common stock at the lesser of a thirty percent discount to the average high closing bid price of the Registrant's common stock on the five consecutive trading days ending two days before the date of conversion or $1.00.

     The offering was made only to "non-U.S. persons" as defined in Regulation
S and the aggregate commission, expenses and legal fees related to this offering totaled $56,000.

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  HOLLY HOLDINGS, INC.



                                           By: __ /s/_William_Patrowicz________
                                               William Patrowicz, President and
                                               Director

Date:  April 4, 1997

                     STOCK PURCHASE AND EXCHANGE AGREEMENT


     THIS STOCK PURCHASE AND EXCHANGE AGREEMENT (the "Agreement") is made and entered into as of the 21st day of March, 1997, by and between HOLLY HOLDINGS, INC., a New Jersey corporation (the "Company"), and the individuals whose names appear on the signature page hereof (the "Shareholders").

                                  RECITALS

     A. Nightlife Printing & Promotion, Inc., a New York corporation ("Nightlife"), whose issued and outstanding common stock, (the "Nightlife Stock") is owned, beneficially and of record, by the individuals whose names appear on the signature page hereof (the "Nightlife Shareholders"), who together own all of the issued and outstanding shares of the Nightlife Stock, each owning the number of shares set forth opposite their respective names.

     B. American Publishers Company, Inc., a New York corporation ("American"), whose issued and outstanding common stock (the "American Stock") is owned, beneficially and of record by the individuals whose names appear on the signature page hereof (the "American Shareholders"), who together own all of the issued and outstanding shares of American Stock, each owning the number of shares set forth beside their respective names.

     C. The Company proposes to acquire all outstanding shares of Nightlife Stock and American Stock in exchange for the issuance of an aggregate of 3,000,000 shares of its common stock, no par value (the "Company's Common Stock") at a closing provided for in Section 1.2 of this Agreement.

     D. The parties hereto intend that the issuance of the shares of the Company's Common Stock in exchange for the Nightlife Stock and American Stock shall qualify as a "tax-free" reorganization as contemplated by the provisions of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants, agreements, representations and warranties contained herein, the parties hereto agree as follows:

1.     ISSUANCE, SALE AND PURCHASE OF SHARES.

     1.1     Purchase and Sale.

     At the Closing to be held in accordance with the provisions of Section 2 below, the Company agrees to sell, and each of the Nightlife Shareholders and American Shareholders (collectively the "Shareholders") agree, severally and not jointly, to purchase from the Company the aggregate number of authorized and newly issued shares of the Company's Common Stock determined as provided in Section 1.2 below. In consideration for the issuance and sale of the Company's Common Stock to the Shareholders, and as payment in full of the purchase price for the Company's Common Stock to be issued to, and purchased at the Closing, each shall deliver to the Company certificates of common stock or shares evidencing the entire ownership of Nightlife and American, together with duly executed stock powers to effectuate the transfer of same.

     1.2     Shares Issuable.

     An aggregate of 3,000,000 shares of the Company's Common Stock shall be purchased by and issued and sold to the Shareholders in the proportion set forth on the signature page of this Agreement.

2.     CLOSING.

     Concurrently with the execution of this Agreement (the "Closing") the parties shall deliver the following:

     2.1     Deliveries by Company.

     The Company shall deliver, or cause to be delivered to the Shareholders:

     (a) Certificates for the shares of the Company's Common Stock being purchased for their respective accounts, in form and substance reasonably satisfactory to the Shareholders and their counsel;

     (b) Resolutions (certified as of the date of the Closing as being in full force and effect by an appropriate officer of the Company) duly adopted by the Board of Directors of the Company approving this Agreement and the other documents, agreements and instruments to be entered into by the Company as provided herein, which shall be in form and substance reasonably satisfactory to the Shareholders and their counsel;

     (c) A duly executed option agreement in the form annexed hereto as Exhibit A (the "Option Agreement");

     (d) Duly executed employment agreements of Tom K. Weitzmann and Mark Rosner (each a "Principal Shareholder") in the forms annexed hereto as Exhibits B1 and B2, respectively (the "Employment Agreements");

     (e) Duly executed registration rights agreements in favor of U.S. Shareholders in the form annexed hereto as Exhibit C (the "Registration Rights Agreement"); and

     2.2     Shareholders' Deliveries.

     The Shareholders shall deliver to the Company:

     (a) Certificates evidencing the ownership of each Shareholder, of all shares of Nightlife Stock and American Stock owned by them, respectively, duly endorsed for transfer to the Company; and

     (b)     Duly executed representation and restriction letters;

     (c) Duly executed counter parts of the Agreements referred to in paragraphs (c), (d), and (e) above (collectively the "Ancillary Agreements").

3.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby represents and warrants to each Shareholder, as follows:

     3.1     Organization and Corporate Power.

     The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, and is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a materially adverse effect upon the Company. The Company has all requisite corporate power and authority to conduct its business as now being conducted and to own and lease the properties which it now owns and leases. The Company's Articles of Incorporation as amended to date, certified by the Secretary of State of New Jersey, and the By-laws of the Company as amended to date, certified by the President and the Secretary of the Company, which have been delivered to the Shareholders prior to the execution hereof, are true and complete copies thereof as in effect as of the date hereof.

     3.2     Authorization.

     The Company has full power, legal capacity and authority to enter into this Agreement, to execute all attendant documents and instruments necessary to consummate the transaction herein contemplated, and to issue and sell the Common Stock to each Shareholder, and to perform all of its obligations hereunder. This Agreement and all other agreements, documents and instruments to be executed in connection herewith have been effectively authorized by all necessary action, corporate or otherwise, on the part of the Company, which authorizations remain in full force and effect, have been duly executed and delivered by the Company, and no other corporate proceedings on the part of the Company are required to authorize this Agreement and the transactions contemplated hereby, except as specifically set forth herein. This Agreement constitutes the legal, valid and binding obligation of the Company and is enforceable with respect to the Company in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws of court decisions relating to or affecting generally the enforcements of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement, nor the consummation by the Company of any of the transactions contemplated hereby, or compliance with any of the provisions hereof, will (i) conflict with or result in a breach or, violation of, or default under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of its charter documents) to which the Company is a party or by which the Company or any of its assets or properties may be bound, or (ii) violate any judgment, order, injunction, decree, statute, rule or properties of the Company. No authorization, consent or approval of any public body of authority or any third party is necessary for the consummation by the Company of the transactions contemplated by this Agreement.

     3.3     Capitalization.

     The authorized and outstanding capital stock of the Company as of January 30, 1997 is as set forth on Schedule 3.3. All of the outstanding shares of the Company's Common Stock have been, and all of the Company's Common Stock to be issued and sold to each Shareholder pursuant to this Agreement, when issued and delivered as provided herein will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive or similar rights.

     3.4     Financial Statements.

     The Company's financial statements contained in its Form 10-KSB filing for the fiscal year ended March 31, 1996, its Form 10-QSB filings for the periods ended June 30, 1996, September 30, 1996 and December 31, 1996, each as amended (collectively the "Company's Financial Statements") are complete in material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Company's Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the dates, and for the periods indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Company's Financial Statements and the Form 8-K reports filed by the Company, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 1996 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Company's Financial Statements. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

     3.5     Subsidiaries.

     The Company has no subsidiaries and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever except as reflected in the Company's Financial Statements or in other filings made by the Company with the Securities and Exchange Commission.

     3.6     Absence of Undisclosed Liabilities.

     Except as and to the extent reflected or reserved against in the most recent balance sheet included in the Financial Statements, the Company has no liability(s) or obligation(s) (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on the business, assets, properties, condition (financial or otherwise) or prospects of the Company.

     3.7     No Pending Material Litigation or Proceedings.

     Except as set forth on Schedule 3.7, there are no actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened against or affecting the Company (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers or directors of the Company in connection with the business, operations or affairs of the Company, which might result in any adverse change in the business, properties or assets, or in the condition (financial or otherwise) of the Company, or which might prevent the sale of the transactions contemplated by this Agreement.
The Company is not subject to any voluntary or involuntary proceeding under the United States Bankruptcy Code and has not made an assignment for the benefit of creditors.

     3.8     Brokerage.

     The Company has no obligation to any person or entity for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement.

     3.9     Investment Representation.

     The Company, through its current officers and directors, has the knowledge and experience in business and financial matters to meaningfully evaluate the merits and risks of the issuance of the Company's Common Stock in exchange and consideration for the shares of Common Stock of Nightlife and American as contemplated hereby. The Company understands and acknowledges that the shares of Stock of American and Nightlife were originally issued to the Shareholders, and will be sold and transferred to the Company, without registration or qualification under the Securities Act of 1933, as amended, or any applicable state securities or "Blue Sky" law, in reliance upon specific exemptions therefrom, and in furtherance thereof the Company represents that the Nightlife and American Stock will be taken and received by the Company for its own account for investment, with no present intention of a distribution or disposition thereof to others. The Company further acknowledges and agrees that the certificates representing the Nightlife and American Common Stock of the Company shall bear a restrictive legend, in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT"), ARE RESTRICTED SECURITIES, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS NOT REQUIRED TO BE REGISTERED UNDER THE ACT."

     3.10     Disclosure.

     Neither this Agreement, nor any certificate, exhibit, or other written document or statement, furnished to the Shareholders by the Company in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.

     3.11     Tax Returns and Payments.

     All tax returns and reports, including, without limitation, all foreign returns and reports, of the Company required by law to be filed have been duly filed, and all taxes, assessments, fees and other governmental charges heretofore levied upon any properties, assets, income or franchises of the Company which are due and payable have been paid, except as otherwise reflected in the Financial Statements. No extension of time for the assessment of deficiencies in any federal or state tax has been requested of or granted by the Company.

     3.12     Compliance with Law and Government Regulations.

     The Company is in compliance with all applicable statutes, regulations, decrees, orders, restrictions, guidelines and standards, whether mandatory or voluntary, imposed by the United States of America, any state, county, municipality or agency of any thereof, and any foreign country or government to which the Company is subject. Without limiting the generality of the foregoing, the Company has filed all reports and statements required to be filed pursuant to the Securities Act of 1933 (the "1933 Act") and Securities Exchange Act of 1934 (the "1934 Act") including all periodic reports required under the Section 13 or 15 of the Exchange Act and Form SR reports under Rule 463 of the Securities Act of 1933. Each of such reports was complete, did not contain any material misstatement of or omit to state any material fact.

4.     REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

     The Shareholders hereby represent and warrant to the Company as follows:

     4.1.     Authorization.

     All Shareholders have full power, legal capacity and authority to enter into this Agreement, to execute all attendant documents and instruments necessary to consummate the transactions herein contemplated, and to perform all of the obligations to be performed by them hereunder. This Agreement and all other agreements, documents and instruments to be executed by the Shareholders in connection herewith have been duly executed and delivered and constitute the legal, valid and binding obligation of the Shareholders executing and delivering the same, and is enforceable with respect to them in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcements of creditors' rights or affecting the availability of equitable remedies. No authorization, consent or approval of any public body or authority is necessary for the consummation by the Shareholders of the transactions contemplated hereby.

     4.2     Ownership of Nightlife and American Stock.

     The Shareholders own the shares of Nightlife and American Stock to be transferred to the Company free and clear of (i) any lien, charge, mortgage, pledge, conditional sale agreement, or other encumbrance of any kind or nature whatsoever, and (ii) any claim as to ownership thereof or any rights, powers or interest therein by any third party, whether legal or beneficial, and whether based on contract, proxy or other document or otherwise. All of the shares of Nightlife and American Stock have been duly authorized and validly issued and are fully paid and non-assessable.

     The Principal Shareholders hereby represent and warrant to the Company as follows:

     4.3     Organization and Corporate Power.

     Each of Nightlife and American are corporations duly organized, validly existing and in good standing under the laws of the State of New York and are duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a materially adverse effect upon their respective business. Each of Nightlife and American have all requisite corporate power and authority to conduct business as now being conducted and to own and lease the properties which they now own and lease. The Certificate of Incorporation of each of Nightlife and American, as amended to date, and the By-laws of each of Nightlife as amended to date, certified by their President and Secretary, which have been delivered to the Company prior to the execution hereof, are true and complete copies thereof as in effect at the date hereof.

     4.4     Financial Statements.

(a) Schedule 4.4 sets forth the internal, unaudited balance sheet of Nightlife as of December 31, 1995 and 1996 and internal unaudited income statements of Nightlife for each of the two years ended December 31, 1996 on a historical basis giving effect to all operations and costs in existence at the time (the "Financial Information"):

(b) The Financial Information was compiled from Nightlife's internal management reports in the ordinary course of Nightlife's business and 1995 statements were compiled by Steinbach & Sekula in accordance with Statements or Standards for Accounting and Review Services Issued by the American Institute of Certified Public Accountants. The Financial Information is not consistent in all circumstances with generally accepted accounting principles. The amounts with respect to property, plant and equipment set forth in the Financial Statements, fairly present, in all material respects, such information as of the dates referred to therein, and the revenues and gross margins set forth in the Financial Information fairly present, in all material respects, such information for the periods referred to therein.

(c) Since December 31, 1996, Nightlife has kept its financial records in a manner consistent with its practices at the time and during the periods reflected in paragraph (b) above without change, in any material respect, of policy or procedure, as to nature of item, amount or otherwise.

     4.5     Capital Stock.

(a) Nightlife has an authorized capitalization consisting of 200 shares of common stock, without par value, of which 200 shares are issued and outstanding. All such outstanding shares have been duly authorized and validly issued and are fully paid and non-assessable. There are no outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of the capital stock of Nightlife, other than as contemplated by this Agreement.

(b) American has an authorized capitalization consisting of 200 shares of common stock, without par value, of which 200 shares are issued and outstanding. All such outstanding shares have been duly authorized and validly issued and are fully paid and non-assessable. There are no outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of the capital stock of American, other than as contemplated by this Agreement.

     4.6     Subsidiaries and Investments.

     Neither Nightlife nor American has any subsidiaries or interest in any corporation, partnership, join venture or other entity.

     4.7     Leases.

     Schedule 4.7 attached hereto, contains an accurate and complete list of all leases to which either Nightlife or American is a party, accurate and complete copies of which have been delivered to the Company (as lessee or lessor). Each lease set forth on Schedule 4.7 (or required to be set forth on
Schedule 4.7) is in full force and effect; all rents and additional rents due to date on each such lease have been paid; in each case, the lessee has been in peaceable possession since the commencement of the original term of such lease and is not in default thereunder and no waiver, indulgence or postponement of the lessee's obligations thereunder has been granted by the lessor; and there exists no event of default or event, occurrence, condition or act (including the consummation of the transactions contemplated hereby) which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default under such lease. Neither Nightlife nor American has not violated any of the terms or conditions under any such lease in any material respect, and, to the best knowledge, information and belief of the Principal Shareholders, Nightlife and American, all of the covenants to be performed by any other party under any such lease have been fully performed. The property leased by the Nightlife and American is in a state of good maintenance and repair and is adequate and suitable for the purposes for which it is presently being used.

     4.8 Material Contracts. Except as set forth on Schedule 4.8 attached hereto, neither Nightlife nor American has and is bound by:

(a) any agreement, contract or commitment relating to the employment of any person by the Company, or any bonus, deferred compensation, pension, profit sharing, stock option, employee stock purchase, retirement or other employee benefit plan;

(b) any agreement, indenture or other instrument which contains restrictions with respect to payment of dividends or any other distribution in respect of its capital stock;

(c) any loan or advance to, or investment in, any individual, partnership, joint venture, corporation, trust, unincorporated organization, government or other entity (each a "Person") or any agreement, contract or commitment relating to the making of any such loan, advance or investment;

(d) any guarantee or other contingent liability in respect of any indebtedness or obligation of any person (other than the endorsement of negotiable instruments for collection in the ordinary course of business);

(e)     any management service, consulting or any other similar type contract;

(f) any agreement, contract or commitment limiting the freedom of Nightlife or American or any subsidiary to engage in any line of business or to compete with any Person;

(g) any agreement, contract or commitment not entered into in the ordinary course of business which involves $25,000 or more and is not cancelable without penalty or premium within 30 days; or

(h) any agreement, contract or commitment which might reasonably be expected to have a potential adverse impact on the business or operations of Nightlife or American; or

(i) any agreement, contract or commitment not reflected in the Financial Statement under which Nightlife or American is obligated to make cash payments of, or deliver products or render services with a value greater than $10,000 individually or $25,000 in the aggregate, or receive cash payments of, or receive products or services with a value greater than $10,000 individually or $25,000 in the aggregate, and any other agreement, contract or commitment which is material to the conduct of the business of Nightlife or American.

Each contract or agreement set forth on Schedule 4.8 (or not required to be set forth on Schedule 4.8) is in full force and effect and there exists no default or event of default or event, occurrence, condition or act (including the consummation of the transactions contemplated hereby) which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default or event of default thereunder. The Company has not violated any of the terms or conditions of any contract or agreement set forth on Schedule 4.8 (or not required to be set forth on Schedule 4.8) in any material respect, and, to the best knowledge, information and belief of the Principal Shareholders and Nightlife and American, all of the covenants to be performed by any other party thereto have been fully performed. Except as set forth on Schedule 4.8, the consummation of the transactions contemplated hereby does not constitute an event of default (or an event, which with notice or the lapse of time or both would constitute a default) under any such contract or agreement.

     4.9     Books and Records.

     Except as set forth in Schedule 4.9 attached hereto, neither Nightlife nor American has any of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of Nightlife or American, respectively.

     4.10     Title to Properties; Encumbrances.

     Except as set forth in Schedule 4.10 attached hereto each of Nightlife and American has good, valid and marketable title to all of its material properties and assets (real and personal, tangible and intangible), in each case subject to no encumbrance, lien, charge or other restriction of any kind or character, except for (i) liens consisting of zoning or planning restrictions, easements, permits and other restrictions or limitations on the use of real property or irregularities in title thereto which do not materially detract from the value of, or impair the use of, such property by Nightlife or American in the operation of its business, (ii) liens for current taxes, assessments or governmental charges or levies on property not yet due and delinquent and (iii) liens described on Schedule 4.10 attached hereto (liens of the type described in clauses (i), (ii) and (iii) are hereinafter sometimes referred to as "Permitted Liens").

     4.11     Compliance with Law and Government Regulations.

     To the best knowledge of the Principal Shareholders, after due inquiry, Nightlife and American are in compliance with all applicable statutes, regulations, decrees, orders, restrictions, guidelines and standards, whether mandatory or voluntary, imposed by the United States of America or any agency thereof.

     4.12     Payroll Taxes.

     Nightlife and American has withheld taxes from its employees' compensation, if any, in the amounts required by applicable law and has filed all required federal, state and local returns and reports with respect thereto, and has paid all required applicable, employee income tax withholding, social security and unemployment taxes for all periods (or portions thereof, except with respect to shares issued that may be deemed to be compensation) ending on or before the date hereof.

     4.13     Tax Returns.

     Each of Nightlife and American has timely filed all federal, state and local tax returns and reports required to be filed by it. There have been no federal state or local income tax audits of Nightlife or American, except as set forth on Schedule 4.13. The Principal Shareholders do not know of any pending matters, assessments, notices of deficiency or demand, for taxes or proposed deficiencies against Nightlife or American for any federal, state or local taxes.

     4.14     Absence of Undisclosed Liabilities.

     Except as and to the extent reflected or reserved against in the Financial Statements of Nightlife and American or on Schedule 4.14 or Schedule 4.16, and as to matters arising in the ordinary course of its business since such date, Nightlife and American have no liability(s) or obligation(s) (whether accrued, to come due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on the business, assets, properties, condition (financial or otherwise) or prospects of either Nightlife or American.

     4.15     No  Changes Since December Balance Sheet Date.   Since the date
of the last balance sheet included in Nightlife's and American's Financial Statements (the "Balance Sheet Date"), neither Nightlife nor American has:

(a) incurred any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise), except liabilities and obligations in the ordinary course of business and consistent with past practice, resulting in an increase for the liabilities shown on the such Balance Sheet of less than $25,000 in the aggregate;

(b) permitted any of its assets to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind (other than Permitted Liens);

(c) sold, transferred or otherwise disposed of any assets except inventory sold in the ordinary course of business and consistent with past practice;

(d) made any single capital expenditure or commitment therefor, in excess of $10,000 or made aggregate capital expenditures and commitments therefor in excess of $25,000;

(e) declared or paid any dividend or made any distribution on any shares of its capital stock, or redeemed, purchased or otherwise acquired any shares of its capital stock or any option, warrant or other right to purchase or acquire any such shares;

(f)     made any bonus or profit sharing distribution or payment of any kind;

(g) increased its indebtedness for borrowed money which was in the ordinary course of business and consistent with past practice, or made any loan to any person;

(h) written off as uncollectible any notes or accounts receivable, except immaterial write-downs or write-offs in the ordinary course of business and consistent with past practice which do not exceed $25,000 in the aggregate charged to applicable reserves, and none of which individually or in the aggregate is material to the Company;

(i) granted any increase in the rate of wages, salaries, bonuses or other remuneration or benefits of any executive employee or other employees or consultants, and no such increase is customary on a periodic basis or required by agreement or understanding except as set forth on Schedule 4.8;

(j)     canceled or waived any claims or rights of  substantial value;

(k)     made any change in any method of accounting or auditing practice;

(l) otherwise conducted its business or entered into any transaction, except in the usual and ordinary manner and in the ordinary course of business and consistent with past practices;

(m) paid, loaned or advanced any amount to, or sold, transferred or leased any properties or assets (real, personal or mixed, tangible or intangible to, or entered into any agreement or arrangement of any kind with, any of its officers, directors or shareholders or any affiliate or associate of its officers, directors or shareholders, except compensation to officers at rates not exceeding the rate of compensation in effect as of the Balance Sheet Date;

(n) paid, discharged or satisfied any claims, liabilities or obligations (absolute, accrued, contingent or otherwise) other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities and obligations reflected and reserved against in the Nightlife's and American's Financial Statements or incurred in the ordinary course of business and consistent with past practice since the Balance Sheet Date;

(o) suffered any material adverse changes in its working capital, financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business operations or prospects; or

(p)     agreed,  whether  or not in writing, to do any  of  the foregoing.

     4.16     No Pending Material Litigation or Proceedings.

     Except as disclosed in Schedule 4.16 or the Financial Statements of Nightlife or American, there are no actions, suits or proceedings pending or, to the best knowledge of the Shareholders, threatened against or affecting the Shareholders, Nightlife ore American (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before any federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers or directors of Nightlife or American in connection with the business, operations or affairs of Nightlife or American which might result in any material adverse change in the business, properties or assets, or in the condition (financial or otherwise) of Nightlife or American, or the transfer to the Company of the Nightlife or American Stock by the Shareholders or any of the obligations to be performed by the Shareholders under this Agreement. Neither Nightlife or American nor the Shareholders are subject to any voluntary or involuntary proceeding under the United States Bankruptcy Code, nor have they made an assignment for the benefit of creditors.

     4.17     Brokerage.

     Neither the Principal Shareholders, Nightlife nor American have entered into an agreement with any individual or entity with respect to the payment of a finder's fee in connection with the transactions contemplated by this Agreement.

     4.18     Disclosure.

     Neither this Agreement, nor any certificate, exhibit, or other written document or statement, furnished to the Company by the Shareholders in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.

5.     COVENANTS OF THE COMPANY.

     The Company covenants and agrees as follows:

     5.1     Capital Infusion.

     The Company covenants and agrees to provide capital to Nightlife and American for their ongoing operations as follows:

(a) an aggregate of $150,000 within ten (10) days of the execution of this Agreement, which shall be considered contribution to the capital of the recipient;

(b) an aggregate of $200,000 within sixty (60) days of the execution of this Agreement, which shall be considered contribution to the capital of the recipient;

(c) an aggregate of $400,000 within ninety (90) days of the execution of this Agreement subject to receipt of a plan and budget from the officers of Nightlife and American, reasonably acceptable to the Board of Directors of the Company;

     5.2     Representation on Board of Directors.

     Within ten days after the Closing Date, the Company's Board of Directors will enlarge the Board to consist of four members and will appoint Tom Weitzmann a member of the Board to fill the vacancy created thereby. Thereafter, for the term of his employment by Nightlife, the Company will use its reasonable best efforts to nominate Mr. Weitzmann to continue as a Board member and to include him in management's proxy statement.

    5.3     Indemnification  of Personal Guarantees.

     The Company agrees to indemnify Principal Shareholders and hold them harmless from and against any liabilities in an amount not to exceed $500,000, arising from personal guarantees of obligations of Nightlife and American entered into prior to the date of this Agreement. This indemnification shall be in addition to any other indemnification provided to the Principal Shareholders hereunder. The Company also agrees to use its reasonable efforts to relieve the Principal Shareholder of such guarantee obligations.

6.     [INTENTIONALLY OMITTED]

7.     INDEMNIFICATION.

     7.1     Indemnification by Company.

     The Company agrees to indemnify and hold Shareholders, it successors and assigns, harmless from and against any liability resulting from breach of representations or warranties of the Company under this Agreement. In no event shall the aggregate liability of the Company hereunder exceed $2,612,500.

     7.2     Indemnification by Shareholders.

     Shareholders agree to indemnify and hold Company, its successors and assigns, harmless from and against any liability resulting from breach of any representation made by them or warranty, respectively, of Shareholders under this Agreement, notwithstanding anything to the contrary contained in this Agreement, Shareholders shall not be obligated to indemnify Company until the aggregate of all losses as to which indemnification would be required exceeds One Hundred Thousand Dollars ($100,000), in which case Shareholders shall be required to indemnify Company for such excess amounts. In no event shall the aggregate liability of Shareholders hereunder exceed $2,612,500.

     7.3     Time Period for Indemnification.

     The right of indemnification as to breaches or representations and warranties is only to the extent that written notice of the claim for indemnification is given to the party from which indemnification is sought prior to the expiration of a period ending fifteen months subsequent to the Closing which shall be the period of limitation as to any such breach or breaches, except as otherwise specifically provided to the contrary in this Agreement.

     7.4     Further Limitation.

     Notwithstanding anything contained herein to the contrary, neither party shall have a right of indemnification hereunder by reason of any breach by either party of any warranty or representation contained in this Agreement to the extent that such party seeking indemnification has of the Closing Date, actual knowledge of the fact or matter forming the basis for such breach (or alleged breach) of such warranty or representation.

     7.5     Exclusive Remedy.

     This indemnification shall be the sole and exclusive remedy for any of the parties hereof in connection with a breach of any representation or warranty by any other party hereof.

8.     ADDITIONAL AGREEMENTS OF THE PARTIES.

     8.1     Taxes and Expenses.

     The Company and the Shareholders shall each pay all of their own respective taxes, attorneys' fees and other costs and expenses payable in connection with or as a result of the transactions contemplated hereby and the performance and compliance with all agreements and conditions contained in this Agreement respectively to be performed or observed by each of them.

     8.2     Expiration of Representations and Warranties.

     The respective representations and warranties contained herein and in any other document or instrument delivered by or on behalf of the Company, and the Shareholders, shall survive the Closing for a period of fifteen months. Nothing contained in this Section 8.2 shall in any way affect any obligations or any party under this Agreement that are to be performed, in whole or in part, at any time after the Closing, nor shall it prevent or preclude any party from pursuing any and all available remedies at law or in equity for actual fraud in the event that, prior to the Closing, any other party had actual knowledge of any material breach of any of its representations and warranties herein but failed to disclose to or actively concealed such knowledge prior to the Closing from the other party(s) to whom the representations and warranties were made.

     8.3     Agreements of the Company.

     During the term of the Option Agreement, the Company will not take any action to sell or transfer the capital stock or assets of Nightlife or American, other than in the ordinary course of their respective businesses.

9.     MISCELLANEOUS.

     9.1     Other Documents.

     Each of the parties hereto shall execute and deliver such other and further documents and instruments, and take such other and further actions, as may be reasonably requested of them of the implementation and consummation of this Agreement and the transactions herein contemplated.


     9.2     Parties in Interest.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto, and the heirs, personal representatives, successors and assigns of all of them, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

     9.3     Governing Law.

     This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Pennsylvania.

     9.4     Notices.

      All notices, requests, demands, offerings, acceptances, consents and other communications required or permitted under this Agreement shall, unless otherwise provided, be in writing and shall be deemed to have been duly given if personally delivered and actually received or if mailed by first class registered or certified mail, return receipt requested, or by first class mail, addressed to the parties hereto at their respective addresses provided below, or in each case to such other person or address as may be designated by notice hereunder. Each notice, demand, request or other communication transmitted in the manner described in this paragraph shall be deemed to have been given and received as follows: (i) four business days after delivery to the addressee by certified mail, return receipt requested, (ii) immediately when delivered by hand to the party to whom such notice is to be given and its address set forth on the first page herein, which address shall be sufficient in order to effect the service of process against each such party or such other address for the party is shall be specified by notice given pursuant thereto or (iii) two business days after being sent by priority delivery next day by Federal Express or other similar reputable overnight carrier.

(a)     If to the Company to:

     Holly Holdings, Inc.
     200 Monument Road, Suite 10
     Bala Cynwyd, PA  19004
     Attn:  William Patrowicz, President

(b) If to Shareholder, at their addresses set forth on the signature page hereof.

     Any party hereto may change its address by written notice to the other party given in accordance with this Section 9.4.

     9.5     Entire Agreement.

     This Agreement and the exhibits and schedules attached hereto contain the entire agreement between the parties and supersede all prior agreements, understandings and writings between the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises, or agreements, oral or otherwise, have been made by any party, which are not embodied herein or in an exhibit hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally. This Agreement may be amended or any term hereof may be changed, waived, discharged, or terminated by an agreement in writing signed by all parties hereto.

     9.6     No Equitable Conversion.

     Prior to the Closing, neither the execution of this Agreement nor the performance of any provision contained herein shall cause any party hereto to be or become liable in any respect for the operations of the business of any other party, or the condition or property owned by any other party, for compliance with any applicable laws, requirements, or regulations of, or taxes, assessments, or other charges now or hereafter due to any governmental authority, or for any other charges or expenses whatsoever pertaining to the conduct of the business or the ownership, title, possession, use, or occupancy of any other party.

     9.7     Headings.

     The captions and headings used herein are for convenience only and shall not be construed as a part of this Agreement.

     9.8     Attorneys' Fees.

     In the event of any litigation between the parties hereto, the non-prevailing party shall pay the reasonable expenses, including the attorneys' fees, of the prevailing party in connection therewith.

     9.9     Counterparts.

     This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

                                   HOLLY HOLDINGS, INC.



                                   By:_______________________________
                                        William Patrowicz, President


                         Number of           Number of           Number
                         Nightlife           American            Company
                         Shares              Shares              Shares
"Shareholders"           Exchanged           Exchanged           Received

____________________        50                  50                750,000
Tom K. Weitzmann
1167 Pine Valley Road
Upper Brookville, NY  11771


____________________        50                  50                750,000
Mark Rosner
117 Bounty Lane
Jericho, NY  11753


____________________        25                  25                375,000
Herbert H. Sommer
600 Old Country Road
Garden City, NY  11530


____________________        25                  25                375,000
Joel C. Schneider
600 Old Country Road
Garden City, NY  11530


____________________        50                  50                750,000
Emerging Growth
  Distributors, Ltd.
Arawak Chambers
P.O. Box 173
Road Town, Tortola,
British Virgin Islands
                                                             ____________
                                                               3,000,000

                               OPTION AGREEMENT

     OPTION AGREEMENT dated as of the 21st day of March, 1997 by and between Thomas K. Weitzmann (the "Optionee") and HOLLY HOLDINGS, INC., a New Jersey corporation with offices at 200 Monument Road, Suite 10, Bala Cynwyd, PA 19004 ("Holly").

                             W I T N E S S E T H

     WHEREAS, concurrently with the execution hereof, Holly is acquiring 200 shares of the common stock ("Nightlife Common Stock") of Nightlife Printing and Promotion, Inc., a New York corporation ("Nightlife") from Optionee;

     WHEREAS, concurrently with the execution hereof Holly is acquiring 200 shares of the common stock ("American Common Stock") of American Publishers Company, Inc., a New York corporation ("American");

     WHEREAS, Holly desires to grant to Optionee, and Optionee is willing to accept, on the terms and conditions set forth herein, an option to purchase fifty (50%) of the issued and outstanding shares of Nightlife Common Stock and fifty (50%) of the issued and outstanding shares of American Common Stock;

     NOW, THEREFORE, for and in consideration of the premises, representations and warranties and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Optionee and Holly (collectively, the "Parties" and, sometimes individually, a "Party"), intending to be legally bound, hereby agree as follows:

    1.   OPTION GRANTED.

      (a)Subject to the terms and conditions set forth herein, for value received, Holly hereby grants to the Optionee an option (the "Option") to purchase from Holly, during the period set forth in Section 2 hereof, (i) fifty (50%) of the issued and outstanding shares of the Nightlife Common Stock (the "Nightlife Shares"); and (ii) fifty (50%) of the issued and outstanding shares of American Common Stock (the "American Shares" and, together with the Nightlife Shares, the "Shares").

      (b)If following the date of this Agreement, the outstanding shares of Common Stock of Nightlife or American are, without the receipt of consideration by the issuer thereof, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of such issuer through reorganization, reclassification, stock dividend, stock split, reverse stock split or similar change in such issuer's capitalization, Holly shall deliver to the Optionee upon the exercise of this Option in addition to or in lieu of Nightlife or American Shares specified in this Section 1, voting common stock of such issuer in equitably adjusted amounts. In the event of any such change in Nightlife or American's capitalization, all reference to the Shares herein shall refer to the number of Shares as so adjusted.

   2.   EXERCISE PERIOD.

     (a) Unless earlier terminated in accordance with Section 2(b) hereof, the Option may be exercised, in whole and not in part, at any time during the period (the "Exercise Period") commencing on the date of a "Commencement Event" defined in paragraph 2(c) below and ending at 5:00 P.M. (New York, New York time) forty five days following notice of such event.

     (b) This Option shall terminate (the "Termination Date"):

        (i) Upon Optionee having materially breached any agreement or covenant made by the Optionee in this Option Agreement, or the Stock Purchase and Exchange Agreement between the Parties dated March 21, 1997 ("Stock Purchase Agreement"), or the Company has terminated the Employment Agreement between the Optionee and Nightlife dated March 21, 1997 for "Cause"; or

       (ii)  at 5:00 p.m. (New York, New York time) on March 31, 1999.

     (c) For the purposes of this Agreement, a "Commencement Event" shall mean:

        (i) the voluntary or involuntary cessation or suspension of quotations (or delisting or suspension of trading) of the shares of Holly's Common Stock on NASDAQ, the American or New York Stock Exchanges (the "Exchanges") except if such cessation is in connection with either the listing of such shares on another of the Exchanges or a temporary trading suspension for the distribution of news lasting no more than two trading days;

       (ii) the receipt by the Company of a notice from an Exchange which indicates that its shares of common stock will no longer be listed for any reason other than the failure to file reports under the Securities and Exchange Act of 1934, as amended as long as such failure does not continue for more than 60 days;

      (iii) the material breach by Holly of any of its agreements, covenants or obligations under the Registration Rights Agreement dated March 21, 1997 between Holly and the Optionee, this Option Agreement, the Stock Purchase Agreement or the Employment Agreement (the "Employment Agreement") dated March 21, 1997 between Nightlife and the Optionee or the material breach by Nightlife of any of its agreements, covenants or obligations under the Employment Agreement;

       (iv) if Holly shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts as they become due;

        (v) if Holly shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization arrangement, composition, readjustment, liquidation, dissolution, or similar relief under the United States bankruptcy code or other applicable federal, state or similar statute, law or regulation, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Holly, or of all or any substantial part of its properties (except the properties of Country World Casino, Inc.); or


       (vi) if within thirty (30) days after the commencement of any proceedings against Holly seeking any reorganization, arrangement, composition readjustment, liquidation, dissolution or similar relief under the United States bankruptcy code or other application federal, state or similar statute, law or regulation, such proceeding shall not have been dismissed or if, within thirty
             (30) days after the appointment, without the consent or acquiescence of Holly, or of all or any substantial part of its properties (except the properties of Country World Casinos, Inc.).

   3.   EXERCISE PRICE.

     (a) The purchase price for the Shares pursuant to the Option (the "Exercise Price") shall be 750,000 shares of Holly common stock ("Holly Shares").

     (b) If following the date of this Agreement the outstanding shares of Common Stock of Holly are, without the receipt of consideration by the issuer thereof, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of such issuer through reorganization, reclassification, stock dividend, stock split, reverse stock split or similar change in such issuer's capitalization, the Optionee shall deliver to Holly upon the exercise of this Option in addition to or in lieu of Holly Shares specified in this Section 1, voting common stock of such issuer in equitably adjusted amounts. In the event of any such change in Holly's capitalization, all reference to the Holly Shares herein shall refer to the number of Holly Shares as so adjusted.

   4.   EXERCISE OF OPTION; PURCHASE OF SHARES.

     (a) Unless earlier terminated and upon a Commencement Event, the Option may be exercised at any time during the Exercise Period by the delivery to Holly at its address set forth in this Agreement of (i) the completed Subscription Form, a copy of which is attached hereto; (ii) the number of Holly

Shares equal to the Exercise Price; and (iii) this original Option.

     (b) Upon receipt thereof, and subject to the provisions  of subsection
(c) hereof, Optionee shall be deemed to be the holder of record of the Nightlife and American Shares, notwithstanding that the stock transfer books of Nightlife and American shall then be closed or that certificates representing the Shares shall not then be actually delivered to Optionee, and Holly shall, as promptly as practicable, cause to be executed and delivered to Optionee a certificate or certificates representing the Shares. Each stock certificate so delivered shall be in such denomination as may be requested by Optionee and shall be registered in the name of Optionee. Holly shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this section.

     (c) Upon the effectiveness of the exercise of the Option pursuant to this Agreement and as a condition subsequent to the obligation of Holly to sell and deliver the Nightlife and American Shares pursuant to this Agreement, Nightlife and American shall agree in writing to pay the net balance of intercompany indebtedness ("Debt") due to Holly and its affiliates in thirty six (36) monthly installments over a period of three (3) years with interest at the rate of 4% per annum. The Debt will be evidenced by a Promissory Note which is annexed hereto as Exhibit A and secured by the Shares pursuant to the Security Agreement annexed hereto as Exhibit B. In the event there is a dispute as to the amount net due to Holly and its affiliates, such dispute will be submitted to a firm of independent certified public accountants acceptable to both parties. The certificate of such auditors concerning the net balance shall be binding on all parties.

   5.   REPLACEMENT OF OPTION.   Upon receipt by Holly of evidence reasonably
satisfactory to it of the loss, theft, destruction or mutilation of this Option, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Option, if mutilated, Holly will make and deliver a new Option of like tenor, in lieu of this Option. This Option shall be promptly canceled by Holly upon the surrender thereof in connection with any exchange or replacement. Optionee shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of a replacement Option pursuant to this
Section 5.

   6. REPRESENTATIONS OF HOLLY. Holly hereby represents and warrants to Optionee as of the date hereof and as of the Closing Date:

     (a) Holly is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey.

     (b) Upon the consummation of the purchase and sale of the Nightlife and American Shares pursuant to the Option, the Shares will be sold and transferred to Optionee free and clear of all liens, claims and encumbrances.

     (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Holly. This Agreement constitutes the legal, valid and binding obligation of Holly, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, receivership, insolvency, moratorium or other laws or equitable principles of general applicability relating to creditors' rights and availability of certain equitable remedies, including specific performance.

   7. COVENANTS OF HOLLY. Holly agrees and covenants that during the period beginning from the date of this Option Agreement and ending on the Termination
Date:

     (a) Holly shall take all necessary corporate action in its capacity as shareholder of Nightlife Common Stock and American Common Stock to elect a five member board of each such Company and elect a nominee of the Optionee, who initially shall be the Optionee, as a director of each such Company.

     (b) Holly will not transfer or encumber its Nightlife Shares or American Shares nor will it cause or permit either Nightlife or American (the "Companies") to take any of the following actions without the prior written consent of Optionee:

         (i) amend the certificate of incorporation of either of the Companies;

        (ii) amend the Bylaws of either of the Companies;

       (iii) merge, consolidate or exchange shares with any other party.

        (iv) sale, lease, or exchange of more than 5% in one transaction or 15% in the aggregate of the property or assets of either of the Companies either in the regular course of business or other than in regular course of business;

         (v) change any of the titles, duties, salary or other compensation of Optionee except in accordance with the terms of their Employment Agreement;

        (vi) incur any corporate indebtedness, enter into any business transaction or financial commitment (including, but not limited to, any intercompany payments or advances) involving in excess of $25,000 in a single transaction or $150,000 in the aggregate;

       (vii) declare or pay any dividends and other distributions on the stock of either of the Companies;

      (viii) dissolve either of the Companies;

        (ix) enter into or perform any business transactions between an Executive Officer, Director, or any person performing the normal duties and responsibilities normally assigned to Directors of

             Holly and either of the Companies or any contract or other transaction between either of the Companies and a corporation, partnership, or association in which one or more of the Executive Officers, Directors, or any persons performing the managerial duties and responsibilities normally assigned to directors, are officers of Holly, directors, have a material financial interest, direct or indirect;

         (x) form any subsidiary of either of the Companies, or any joint venture, partnership, business trust or limited liability company in which either of the Companies is to have an interest;

        (xi) designate or issue any shares or class stock of either of the Companies;

       (xii) grant of any option, right or warrant to purchase any securities of either of the Companies or in any way encumber the Shares;

      (xiii) materially change the business of either of the Companies;

       (xiv) permit checks above $5,000 to be authorized without the signature of either Tom Weitzmann or Mark Rosner; or

        (xv) change of any of the titles, duties, salary or other compensation of any employee of either of the Companies, or make any personnel decisions relating to the hiring or firing of any employee of either of the Companies.


   8.   MISCELLANEOUS.

     (a) This Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Parties.

     (b) Each Party agrees to execute such additional documents or instruments as may be reasonably necessary or desirable in order to carry out the provisions of this Agreement.

     (c) Neither Party will directly or indirectly avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms and conditions hereof and will at all times in good faith assist in carrying out the provisions of this Agreement and in taking all such action may be reasonably necessary in order to carry out the intent of this Agreement.

     (d) This Agreement may be signed in any number of counterparts, each of which (when executed and delivered) shall be an original, but all of which together shall constitute one and the same instrument. It shall not be necessary when making proof of this Agreement to account for any counterparts other than a sufficient number of counterparts which, when taken together, contain signatures of all of the Parties.

     (e) All notices, demands, requests or other communications required or permitted to be given in connection with this Agreement shall be given in writing, shall be transmitted to the appropriate Party by hand delivery, by certified mail, return receipt requested, postage prepaid or by telegram, telex or other electronic means and shall be addressed to the appropriate Party at his or its address shown on the first page hereof. Any Party may designate by written notice given to all other Parties a new address to which any notice, demand, request or other communication hereunder shall thereafter be given. Each notice, demand, request or other communication transmitted in the manner described in this Section shall be deemed to have been given and received as follows: (i) four business days after delivery to the addressee by certified mail, return receipt requested, (ii) immediately when delivered by hand to the party to whom such notice is to be given at its address set forth on the first page herein, which address shall be sufficient in order to effect the service of process against each such party, or such other address for the party as shall be specified by notice given pursuant hereto, or (iii) two business days after being sent by priority delivery, next day by Federal Express or other similar reputable overnight carrier.

     (f) This Agreement constitutes the entire contract among the Parties, and supersedes all existing contracts between or among them, whether oral or written, with respect to the subject matter hereof. No change, modification or amendment of this Agreement shall be effective unless set forth in a writing signed by all of the Parties.

     (g) This Agreement shall be construed and enforced in accordance with the laws of the State of Pennsylvania.

     (h) No delay or omission to exercise any right, power or remedy accruing to any Party shall impair any such right, power or remedy or shall be construed to be a waiver of or an acquiescence to any breach hereof. Any waiver of any provision hereof shall be effective only to the extent specifically set forth in the applicable writing. All remedies afforded to any Party under this Agreement, by law or otherwise shall be cumulative and not alternative.

     (i) No Party may assign, transfer, pledge or otherwise encumber or dispose of any of his or its rights or obligations under this Agreement, except as otherwise provided herein.

     (j) If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, unenforceable or illegal for any reason, then, notwithstanding such invalidity, unenforceability or illegality, the remaining provisions of this Agreement shall remain in full force and effect in the same manner and to the same extent as if the invalid, unenforceable or illegal provision had not been contained herein.

     (k) The Section headings contained herein are inserted for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                                 HOLLY HOLDINGS, INC.


                                           By:___________________________
                                                William Patrowicz
                                                President


                                              __________________________
                                                Optionee

                              SUBSCRIPTION FORM


TO BE EXECUTED BY OPTIONEE IF IT DESIRES TO EXERCISE THE WITHIN OPTION


     The undersigned hereby exercises the right to purchase the Nightlife and American Shares subject to the within Option according to the conditions thereof and herewith makes payment of the Exercise Price of such Shares in full.




                                                  ___________________________
                                                     Optionee


Dated:___________________

OPTION AGREEMENT

     OPTION AGREEMENT dated as of the 21st day of March, 1997 by and between Mark Rosner (the "Optionee") and HOLLY HOLDINGS, INC., a New Jersey corporation with offices at 200 Monument Road, Suite 10, Bala Cynwyd, PA 19004 ("Holly").

                             W I T N E S S E T H

     WHEREAS, concurrently with the execution hereof, Holly is acquiring 200 shares of the common stock ("Nightlife Common Stock") of Nightlife Printing and Promotion, Inc., a New York corporation ("Nightlife") from Optionee;

     WHEREAS, concurrently with the execution hereof Holly is acquiring 200 shares of the common stock ("American Common Stock") of American Publishers Company, Inc., a New York corporation ("American");

     WHEREAS, Holly desires to grant to Optionee, and Optionee is willing to accept, on the terms and conditions set forth herein, an option to purchase fifty (50%) of the issued and outstanding shares of Nightlife Common Stock and fifty (50%) of the issued and outstanding shares of American Common Stock;

     NOW, THEREFORE, for and in consideration of the premises, representations and warranties and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Optionee and Holly (collectively, the "Parties" and, sometimes individually, a "Party"), intending to be legally bound, hereby agree as follows:

    1.   OPTION GRANTED.

      (a)Subject to the terms and conditions set forth herein, for value received, Holly hereby grants to the Optionee an option (the "Option") to purchase from Holly, during the period set forth in Section 2 hereof, (i) fifty (50%) of the issued and outstanding shares of the Nightlife Common Stock (the "Nightlife Shares"); and (ii) fifty (50%) of the issued and outstanding shares of American Common Stock (the "American Shares" and, together with the Nightlife Shares, the "Shares").

      (b)If following the date of this Agreement, the outstanding shares of Common Stock of Nightlife or American are, without the receipt of consideration by the issuer thereof, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of such issuer through reorganization, reclassification, stock dividend, stock split, reverse stock split or similar change in such issuer's capitalization, Holly shall deliver to the Optionee upon the exercise of this Option in addition to or in lieu of Nightlife or American Shares specified in this Section 1, voting common stock of such issuer in equitably adjusted amounts. In the event of any such change in Nightlife or American's capitalization, all reference to the Shares herein shall refer to the number of Shares as so adjusted.

   2.   EXERCISE PERIOD.

     (a) Unless earlier terminated in accordance with Section 2(b) hereof, the Option may be exercised, in whole and not in part, at any time during the period (the "Exercise Period") commencing on the date of a "Commencement Event" defined in paragraph 2(c) below and ending at 5:00 P.M. (New York, New York time) forty five days following notice of such event.

     (b) This Option shall terminate (the "Termination Date"):

        (i) Upon Optionee having materially breached any agreement or covenant made by the Optionee in this Option Agreement, or the Stock Purchase and Exchange Agreement between the Parties dated March 21, 1997 ("Stock Purchase Agreement"), or the Company has terminated the Employment Agreement between the Optionee and Nightlife dated March 21, 1997 for "Cause"; or

       (ii)  at 5:00 p.m. (New York, New York time) on March 31, 1999.

     (c) For the purposes of this Agreement, a "Commencement Event" shall mean:

        (i) the voluntary or involuntary cessation or suspension of quotations (or delisting or suspension of trading) of the shares of Holly's Common Stock on NASDAQ, the American or New York Stock Exchanges (the "Exchanges") except if such cessation is in connection with either the listing of such shares on another of the Exchanges or a temporary trading suspension for the distribution of news lasting no more than two trading days;

       (ii) the receipt by the Company of a notice from an Exchange which indicates that its shares of common stock will no longer be listed for any reason other than the failure to file reports under the Securities and Exchange Act of 1934, as amended as long as such failure does not continue for more than 60 days;

      (iii) the material breach by Holly of any of its agreements, covenants or obligations under the Registration Rights Agreement dated March 21, 1997 between Holly and the Optionee, this Option Agreement, the Stock Purchase Agreement or the Employment Agreement (the "Employment Agreement") dated March 21, 1997 between Nightlife and the Optionee or the material breach by Nightlife of any of its agreements, covenants or obligations under the Employment Agreement;

       (iv) if Holly shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts as they become due;

        (v) if Holly shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization arrangement, composition, readjustment, liquidation, dissolution, or similar relief under the United States bankruptcy code or other applicable federal, state or similar statute, law or regulation, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Holly, or of all or any substantial part of its properties (except the properties of Country World Casino, Inc.); or


       (vi) if within thirty (30) days after the commencement of any proceedings against Holly seeking any reorganization, arrangement, composition readjustment, liquidation, dissolution or similar relief under the United States bankruptcy code or other application federal, state or similar statute, law or regulation, such proceeding shall not have been dismissed or if, within thirty
             (30) days after the appointment, without the consent or acquiescence of Holly, or of all or any substantial part of its properties (except the properties of Country World Casinos, Inc.).

   3.   EXERCISE PRICE.

     (a) The purchase price for the Shares pursuant to the Option (the "Exercise Price") shall be 750,000 shares of Holly common stock ("Holly Shares").

     (b) If following the date of this Agreement the outstanding shares of Common Stock of Holly are, without the receipt of consideration by the issuer thereof, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of such issuer through reorganization, reclassification, stock dividend, stock split, reverse stock split or similar change in such issuer's capitalization, the Optionee shall deliver to Holly upon the exercise of this Option in addition to or in lieu of Holly Shares specified in this Section 1, voting common stock of such issuer in equitably adjusted amounts. In the event of any such change in Holly's capitalization, all reference to the Holly Shares herein shall refer to the number of Holly Shares as so adjusted.

   4.   EXERCISE OF OPTION; PURCHASE OF SHARES.

     (a) Unless earlier terminated and upon a Commencement Event, the Option may be exercised at any time during the Exercise Period by the delivery to Holly at its address set forth in this Agreement of (i) the completed Subscription Form, a copy of which is attached hereto; (ii) the number of Holly

Shares equal to the Exercise Price; and (iii) this original Option.

     (b) Upon receipt thereof, and subject to the provisions  of subsection
(c) hereof, Optionee shall be deemed to be the holder of record of the Nightlife and American Shares, notwithstanding that the stock transfer books of Nightlife and American shall then be closed or that certificates representing the Shares shall not then be actually delivered to Optionee, and Holly shall, as promptly as practicable, cause to be executed and delivered to Optionee a certificate or certificates representing the Shares. Each stock certificate so delivered shall be in such denomination as may be requested by Optionee and shall be registered in the name of Optionee. Holly shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this section.

     (c) Upon the effectiveness of the exercise of the Option pursuant to this Agreement and as a condition subsequent to the obligation of Holly to sell and deliver the Nightlife and American Shares pursuant to this Agreement, Nightlife and American shall agree in writing to pay the net balance of intercompany indebtedness ("Debt") due to Holly and its affiliates in thirty six (36) monthly installments over a period of three (3) years with interest at the rate of 4% per annum. The Debt will be evidenced by a Promissory Note which is annexed hereto as Exhibit A and secured by the Shares pursuant to the Security Agreement annexed hereto as Exhibit B. In the event there is a dispute as to the amount net due to Holly and its affiliates, such dispute will be submitted to a firm of independent certified public accountants acceptable to both parties. The certificate of such auditors concerning the net balance shall be binding on all parties.

   5.   REPLACEMENT OF OPTION.   Upon receipt by Holly of evidence reasonably
satisfactory to it of the loss, theft, destruction or mutilation of this Option, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Option, if mutilated, Holly will make and deliver a new Option of like tenor, in lieu of this Option. This Option shall be promptly canceled by Holly upon the surrender thereof in connection with any exchange or replacement. Optionee shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of a replacement Option pursuant to this
Section 5.

   6. REPRESENTATIONS OF HOLLY. Holly hereby represents and warrants to Optionee as of the date hereof and as of the Closing Date:

     (a) Holly is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey.

     (b) Upon the consummation of the purchase and sale of the Nightlife and American Shares pursuant to the Option, the Shares will be sold and transferred to Optionee free and clear of all liens, claims and encumbrances.

     (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Holly. This Agreement constitutes the legal, valid and binding obligation of Holly, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, receivership, insolvency, moratorium or other laws or equitable principles of general applicability relating to creditors' rights and availability of certain equitable remedies, including specific performance.

   7. COVENANTS OF HOLLY. Holly agrees and covenants that during the period beginning from the date of this Option Agreement and ending on the Termination
Date:

     (a) Holly shall take all necessary corporate action in its capacity as shareholder of Nightlife Common Stock and American Common Stock to elect a five member board of each such Company and elect a nominee of the Optionee, who initially shall be the Optionee, as a director of each such Company.

     (b) Holly will not transfer or encumber its Nightlife Shares or American Shares nor will it cause or permit either Nightlife or American (the "Companies") to take any of the following actions without the prior written consent of Optionee:

         (i) amend the certificate of incorporation of either of the Companies;

        (ii) amend the Bylaws of either of the Companies;

       (iii) merge, consolidate or exchange shares with any other party.

        (iv) sale, lease, or exchange of more than 5% in one transaction or 15% in the aggregate of the property or assets of either of the Companies either in the regular course of business or other than in regular course of business;

         (v) change any of the titles, duties, salary or other compensation of Optionee except in accordance with the terms of their Employment Agreement;

        (vi) incur any corporate indebtedness, enter into any business transaction or financial commitment (including, but not limited to, any intercompany payments or advances) involving in excess of $25,000 in a single transaction or $150,000 in the aggregate;

       (vii) declare or pay any dividends and other distributions on the stock of either of the Companies;

      (viii) dissolve either of the Companies;

        (ix) enter into or perform any business transactions between an Executive Officer, Director, or any person performing the normal duties and responsibilities normally assigned to Directors of

             Holly and either of the Companies or any contract or other transaction between either of the Companies and a corporation, partnership, or association in which one or more of the Executive Officers, Directors, or any persons performing the managerial duties and responsibilities normally assigned to directors, are officers of Holly, directors, have a material financial interest, direct or indirect;

         (x) form any subsidiary of either of the Companies, or any joint venture, partnership, business trust or limited liability company in which either of the Companies is to have an interest;

        (xi) designate or issue any shares or class stock of either of the Companies;

       (xii) grant of any option, right or warrant to purchase any securities of either of the Companies or in any way encumber the Shares;

      (xiii) materially change the business of either of the Companies;

       (xiv) permit checks above $5,000 to be authorized without the signature of either Tom Weitzmann or Mark Rosner; or

        (xv) change of any of the titles, duties, salary or other compensation of any employee of either of the Companies, or make any personnel decisions relating to the hiring or firing of any employee of either of the Companies.


   8.   MISCELLANEOUS.

     (a) This Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Parties.

     (b) Each Party agrees to execute such additional documents or instruments as may be reasonably necessary or desirable in order to carry out the provisions of this Agreement.

     (c) Neither Party will directly or indirectly avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms and conditions hereof and will at all times in good faith assist in carrying out the provisions of this Agreement and in taking all such action may be reasonably necessary in order to carry out the intent of this Agreement.

     (d) This Agreement may be signed in any number of counterparts, each of which (when executed and delivered) shall be an original, but all of which together shall constitute one and the same instrument. It shall not be necessary when making proof of this Agreement to account for any counterparts other than a sufficient number of counterparts which, when taken together, contain signatures of all of the Parties.

     (e) All notices, demands, requests or other communications required or permitted to be given in connection with this Agreement shall be given in writing, shall be transmitted to the appropriate Party by hand delivery, by certified mail, return receipt requested, postage prepaid or by telegram, telex or other electronic means and shall be addressed to the appropriate Party at his or its address shown on the first page hereof. Any Party may designate by written notice given to all other Parties a new address to which any notice, demand, request or other communication hereunder shall thereafter be given. Each notice, demand, request or other communication transmitted in the manner described in this Section shall be deemed to have been given and received as follows: (i) four business days after delivery to the addressee by certified mail, return receipt requested, (ii) immediately when delivered by hand to the party to whom such notice is to be given at its address set forth on the first page herein, which address shall be sufficient in order to effect the service of process against each such party, or such other address for the party as shall be specified by notice given pursuant hereto, or (iii) two business days after being sent by priority delivery, next day by Federal Express or other similar reputable overnight carrier.

     (f) This Agreement constitutes the entire contract among the Parties, and supersedes all existing contracts between or among them, whether oral or written, with respect to the subject matter hereof. No change, modification or amendment of this Agreement shall be effective unless set forth in a writing signed by all of the Parties.

     (g) This Agreement shall be construed and enforced in accordance with the laws of the State of Pennsylvania.

     (h) No delay or omission to exercise any right, power or remedy accruing to any Party shall impair any such right, power or remedy or shall be construed to be a waiver of or an acquiescence to any breach hereof. Any waiver of any provision hereof shall be effective only to the extent specifically set forth in the applicable writing. All remedies afforded to any Party under this Agreement, by law or otherwise shall be cumulative and not alternative.

     (i) No Party may assign, transfer, pledge or otherwise encumber or dispose of any of his or its rights or obligations under this Agreement, except as otherwise provided herein.

     (j) If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, unenforceable or illegal for any reason, then, notwithstanding such invalidity, unenforceability or illegality, the remaining provisions of this Agreement shall remain in full force and effect in the same manner and to the same extent as if the invalid, unenforceable or illegal provision had not been contained herein.

     (k) The Section headings contained herein are inserted for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                                 HOLLY HOLDINGS, INC.


                                           By:___________________________
                                                William Patrowicz
                                                President


                                              __________________________
                                                Optionee

                              SUBSCRIPTION FORM


TO BE EXECUTED BY OPTIONEE IF IT DESIRES TO EXERCISE THE WITHIN OPTION


     The undersigned hereby exercises the right to purchase the Nightlife and American Shares subject to the within Option according to the conditions thereof and herewith makes payment of the Exercise Price of such Shares in full.




                                                  ___________________________
                                                     Optionee


Dated:___________________

                             EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT is made and entered into this 21st day of March 1997 and between NIGHTLIFE PRINTING & PROMOTION, INC., a New York corporation having its principal office at 2200 Marcus Avenue, Lake Success, New York (herein after called "Employer" or "Company"), and THOMAS K. WEITZMAN (hereinafter called "Employee").

                              R E C I T A L S :

     A. Employer is in the printing business and related products and services.

     B. Employer desires to employ Employee and Employee desires to be employed by Employer, upon the terms and conditions hereinafter set forth.

     In consideration of the mutual covenants hereinafter set forth, it is hereby agreed as follows:

1.     EMPLOYMENT AND DUTIES.

     Employer agrees to employ Employee as President and Employee agrees to serve Employer in such capacity and to engage in those duties which might reasonably be required of a President, including, but not limited to responsibility for day to day operations of the Employer and such other related businesses as Employer may subsequently develop or acquire, subject to the direction of the Board of Directors and to manage the business affairs of American Publishers Corporation.

2.     TERM.

     Employee's employment hereunder shall be for a period of ten (10) years unless sooner terminated pursuant to Section 9 hereof (the "Term") commencing March 24, 1997 (the "Commencement Date") and ending March 23, 2007. This Agreement shall be automatically renewed for successive two (2) year periods, unless either party shall notify the other in writing of its intention not to renew this Agreement, which notice shall be given at least 120 days prior to end of the then current term.

3.     DEVOTION OF ATTENTION.

     Throughout the Term of his employment, Employee shall devote his full time to carry out the duties commensurate with Employee's position, to the business affairs of the Employer.

4.     NON-DISCLOSURE.
     4.1 Acknowledgment and Purposes. Employee acknowledges that during the course of his employment with Employer prior to the Term of this Agreement, Employee has learned, developed, and had access to and will, during the Term of this Agreement, learn, develop and have access to, Confidential Information relating to the business and affairs of Employer. As used in this Agreement, Confidential Information shall mean trade secrets concerning Employer's operations, future plans, projected and historical sales, marketing, costs, production, growth and distribution, any customer lists, customer information, information relating to governmental relations, or information relating to the products or services, whether patentable or not, concerning the business of Employer and/or its affiliates as conducted at any time prior to the termination of this Agreement.

     Employer and/or its affiliates is engaged in a highly competitive business; its competitive position depends in great measure upon its ability to develop or acquire and maintain the confidentiality of Confidential Information; and it may have expended and is likely to continue to expend considerable efforts and resources in the development or acquisition of Confidential Information. Based upon the foregoing, Employee recognizes that the unauthorized disclosure of Confidential Information in violation of the terms hereof is likely to result in serious and irrevocable harm to Employer and/or its affiliates.

     4.2 Restrictions on the Use of Confidential Information. Employee agrees and covenants as follows:

(a) All documents and other materials made or compiled by Employee prior to or during the Term of this Agreement and any copies thereof, whether or not containing Confidential Information are and shall be the property of Employer and shall be delivered to Employer by Employee upon request by Employer. Employee will treat as trade secrets all Confidential Information acquired by him prior to or during the Term of this Agreement, and will not use any such Confidential Information for his own benefit nor disclose it or any part of it to any other person, firm or corporation (other than Employer) (i) without the prior written consent of Employer; (ii) unless such disclosure is required by law or in response to a legal order; (iii) unless such Confidential Information has become generally available to the public other than through the breach by Employee of the terms hereof; or (iv) unless such information is rightfully received by Employee from a third party without restrictions on disclosure or use.

5.     COVENANT NOT TO COMPETE.

     5.1 Acknowledgment and Purposes. Employer is and will be engaged in the business (the "Business") of (i) selling printing services and printed materials to customers, and (ii) the marketing and sale of other related products and services in the New York Metropolitan Area. Employee acknowledges that said business of Employer is local in scope and that Employer competes with other organizations that could be located in the New York Metropolitan Area.

     5.2     Covenants.     Employee covenants and agrees that during the Term
of the Agreement and unless Employee is terminated without cause or this Agreement expires and there is no renewal, until one year after termination Employee will not directly or indirectly:

(a) Engage or invest in, own, manage, operate, control or participate in the ownership, management, operation or control of, be employed, associated or in any manner connected with or render services or advice to, any business the services of which compete, in whole or in part, with the then current or actively developing services or activities of Employer described in paragraph
5.1 above, within the geographical territories within the New York Metropolitan Area; provided, that Employee may: (i) invest in less than five percent (5%) of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any regional or national securities exchange or have been registered under Section 12(g) or Section 15(d) of the Securities Exchange Act of 1934, as amended.

(b) Whether for his own account or for the account of any other person, directly or indirectly, solicit the business of any person known by him to be a customer or former customer of Employer except if such customer has not done business with Employer for a period of thirty (30) months from the Commencement Date, without Employer's consent, which consent Employer may withhold in its absolute discretion, whether or not Employee had personal contact with such person during or by reason of his employment with the Employer prior to or during the Term of this Agreement. Provided, however, that such restriction on solicitation applies only in connection with solicitation for the then current or actively developing services or activities of Employer.

(c) Whether for his own account or the account of any other person, directly or indirectly, without the Employer's consent, which consent Employer may withhold in its absolute discretion, (i) solicit, employ or otherwise engage as an employee, independent consultant or otherwise, any person who is or was an employee of Employer at any time during the employment of Employee by Employer prior to or during the Term of this Agreement, except if such person was not employed by Employer for a period of thirty (30) months from the Commencement Date, or in any manner induce or attempt to induce any employee of Employer who was an employee within the thirty months immediately preceding the Commencement Date or the date of termination without cause, to terminate his or her employment with Employer, or (ii) interfere with the relationship of Employer with any person, including any person who at any time during the employment of Employee by Employer prior to or during the Term of this Agreement was an employee, a customer, a vendor, a supplier or a consultant of, or to, Employer.

6.     DISCLOSURE AND ASSIGNMENT.

     Employee will disclose fully to Employer all inventions, formulae, processes, improvements and ideas, whether or not patentable, made or conceived by Employee in whole or in part, alone or with others, at any time during the Term and which relate to the then current or actively developing services or activities of Employer. Employee will also (i) assign to Employer all such inventions, formulae, processes, improvements and ideas and all Employee's rights thereto and (ii) sign all documents reasonably requested by Employer to enable Employer to obtain patents thereon in the United States of America and such foreign countries as Employer may designate, and otherwise assist Employer, at the latter's expense, in obtaining such patents and in protecting, maintaining and defending same.

7.     COMPENSATION AND BENEFITS.

     Employee shall receive the following compensation and benefits for services rendered by him during the term of this Agreement:

     7.1     Salary.     Employer shall pay Employee a base salary ("Base
Salary") as follows: $208,000 per year commencing on the Effective Date. Employee's Base Salary may be increased, but not decreased by the Board of Directors. Once increased, such increased amount shall constitute the Employee's Base Salary. Base Salary shall be payable in accordance with the ordinary payroll practices of the Company, but in no event less than two times per month.

     7.2     Bonus.

          (a) In addition to the aforementioned salary, a bonus shall be paid to the Employee of (i) $7,500 per quarter if the Company's profits ("Profits" which shall be defined as earnings before interest, depreciation, tax and without giving effect to the payment of this bonus) exceed $250,000 for the quarter; or (ii) $15,000 per quarter if the Company's Profits exceed $500,000 for the quarter; and (iii) $7,500 per year if the Company's Profits exceed $250,000 for the year; or (iv) $15,000 per year if the Company's Profits exceed $500,000 for the year. Such bonus shall be paid within fifteen days after the completion of the quarter or year as the case may be.

          (b) A bonus shall be paid to Employee of (i) $12,500 per quarter of American's Profits exceed $200,000 for the quarter; or (ii) $25,000 per quarter if American's Profits exceed $400,000 for the quarter; and (iii) $12,500 per year if American's Profits exceed $200,000 for the year; or (iv) $25,000 per year if American's Profits exceed $400,000 for the year. Such bonus shall be paid within fifteen days after the completion of the quarter or year as the case may be.

     7.3     Vacation.     During the term hereof, Employee shall be entitled
to such vacations during each calendar year as the Board of Directors shall specify, but in no event shall Employee be entitled to less than four weeks of paid vacation during each year of employment.

     7.4     Fringe Benefits.     In addition to all the other compensation to
be provided to Employee pursuant to this paragraph 7, Employee shall be entitled to receive or to participate in any fringe benefits which are or may be provided by Employer to its officers and/or employees, including, but not limited to, insurance, health, welfare and retirement plans, but in no event less than as set forth in Schedule 7.4.

     7.5 Business Expenses. Employee is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this Agreement, including, without limitation, expenses for travel, cellular telephone (including access charges and business calls) and similar items related to such duties and responsibilities. Company will reimburse Employee for all such expenses upon presentation by Employee of appropriately itemized accounts of such expenditures.

     7.6     Automobile.     Employer shall lease an automobile of Employee's
choice on behalf of Employee and reimburse Employee for insurance and maintenance. Employer's total monthly obligation for the lease, insurance and maintenance is $1,500. Employer will provide Employee monthly with the difference between the lease payment per month and $1,500.

8.       INDEMNIFICATION

     Employee shall be indemnified by the Company against any cost, loss, damage, judgment, and/or expense, including attorneys' fees, actually incurred by him in connection with the defense of any claim, action, suit, investigation or proceeding or similar legal activity, regardless of whether criminal, civil, administrative or investigative in nature ("Claim"), to which he is made a party or is otherwise subject to, by reason of his being or having been an officer of Company, to the full extent permitted by applicable law and the Certificate of Incorporation of Company. Such right of indemnification will not be deemed exclusive of any other rights to which Employee may be entitled under Company's Certificate of Incorporation or By-Laws, as in effect from time to time, any agreement or otherwise. In addition, Holly Holdings, Inc. agrees to name the Employee on it Directors and Officers Insurance Policy.

9.     TERMINATION OF EMPLOYMENT.

     9.1     Termination Without Cause, for Good Reason, or Voluntarily.

(a) Company may terminate Employee's employment at any time for any reason. If (i) Employee's employment is terminated by the Company other than
(x) for Cause (as defined in Section 9.4 hereof) or (y) as a result of Employee's death or Permanent Disability (as defined in Section 9.2 hereof); or (ii) if Employee terminates his employment for Good Reason (as defined in Section 9.1 (b) hereof) prior to the Termination Date, Employee shall receive or commence receiving as soon as practicable in accordance with the terms of this Agreement:

(i) such payments under applicable plans or programs, including but not limited to those referred to in Section 7.4 hereof, to which he is entitled pursuant to the terms of such plans or programs through the date of termination;

(ii) any earned but unpaid Bonus which amount shall be paid in a cash lump sum within thirty (30) days of the date of termination;

(iii) a severance payment (the "Severance Payment"), which amount shall be paid in a cash lump sum within thirty (30) days of the date of termination, in the amount of the greater of (a) five times the Employee's Base salary plus the amount of any bonus paid by the Company for the calendar year preceding the calendar year in which termination occurs; or (b) the aggregate amount of the Employee's Base Salary for the then remaining term of this Agreement;

(iv) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by the Company's stock option plans or ten years following the Termination Date;

(v) payment in respect of accrued but unused vacation days (the "Vacation Payment") and compensation earned but not yet paid and a pro rata portion of the Bonus for the amount of the year elapsed prior to termination, (the "Compensation Payment") which amount shall be paid in a cash lump sum within thirty (30) days of the date of termination; and

(vi) continued coverage, at the Company's expense for a period of 24 months from the date of termination under all employee health, dental, disability and life insurance plans in which the Employee participates as of the date of termination in accordance with the respective terms thereof, plus COBRA coverage rights thereafter if available, of substantially the same insurance coverage as Employer maintains for Employee during term of employment.

(b) For purposes of this Agreement, "Good Reason" shall mean any of the following:

(i) Any material breach by Company of any provision of this Agreement, including any material reduction by Company of Employee's duties or responsibilities (except in connection with the termination of Employee's employment for Cause, as a result of Permanent Disability, as a result of Employee's death or by Employee other than for Good Reason) or any material breach by Company of any provision of the Option Agreement dated March 21, 1997 (the "Option Agreement"), the Stock Purchase and Exchange Agreement dated March 21, 1997, or the Registration Rights Agreement dated March 21, 1997;

(ii) A reduction by the Company in Employee's Base Salary without his consent;

(iii) Moving the principal executive offices of Company to a location outside of the New York metropolitan area; or

(iv) Upon a Change of Control of Company (as such term is hereinafter defined).

     9.2     Permanent Disability.     If Employee becomes permanently
disabled (as defined in the Company's disability benefit plan applicable to senior executive officers as in effect on the date thereof) ("Permanent Disability"), Company or Employee may terminate Employee's employment on written notice thereof, and Employee shall receive or commence receiving, as soon as practicable:

(i) amounts payable pursuant to the terms of the disability insurance policy or similar arrangement which Company maintains during the term hereof. The Company covenants to obtain within sixty days of the date hereof and maintain a disability policy reasonably acceptable to Employee with coverage of Employee of no less than $75,000 per year for the Term of this Employment
Agreement.   If the Company, despite its best efforts, is unable to obtain a disability insurance policy or similar arrangement for Employees, then Company will pay, in addition to (v) below, $75,000 per year in equal monthly installments for two years;

(ii) the Vacation Payment and the Compensation Payment which shall be paid to Employee as a cash lump sum within 30 days of such termination;

(iii) such payments under applicable plans or programs, including but not limited to those referred to in Section 7.4 hereof, to which he is entitled pursuant to the terms of such plans or programs through the date of termination;

(iv)     immediate vesting of all unvested stock options; and

(v) compensation equal to one year's Base Salary which shall be paid within 30 days of such termination.

     9.3     Death.     In the event of Employee's death during the term of
his employment hereunder, Employee's estate or designated beneficiaries shall receive or commence receiving, as soon as practicable in accordance with the terms of this Agreement:

(i) compensation equal to one year's Base Salary which shall be paid within 30 days of such termination;

(ii) any death benefits provided under the employee benefit programs, plans and practices referred to in Section 7.4 hereof, in accordance with their respective terms;

(iii) the Vacation Payment and the Compensation Payment which shall be paid to Employee as a cash lump sum within 30 days of such termination; and

(iv) such other payments under applicable plans or programs, including but not limited to those referred to in Section 7.4 hereof, to which Employee's estate or designated beneficiaries are entitled pursuant to the terms of such plans or programs.

     9.4     Voluntary Termination by Employee: Discharge for Cause.      The
Company shall have the right to terminate the employment of Employee for Cause (as hereinafter defined). In the event that Employee's employment is terminated by Company for Cause, as hereinafter defined, or by Employee other than for Good Reason or other than as a result of the Employee's Permanent Disability or death, prior to the Termination Date, Employee shall be entitled only to receive, as a cash lump sum within 30 days of such termination (i) the Compensation Payment and the Vacation Payment; and (ii) earned but unpaid Bonus attributable to a calendar year prior to the calendar year in which such termination occurs. As used herein, the term "Cause" shall be limited to (i) willful malfeasance, willful misconduct or gross negligence by Employee in connection with his employment in a matter of material importance to the conduct of the Company's affairs which has a material adverse affect on the business of the Company, (ii) any material breach of this Agreement by Employee which remains uncured after thirty days written notice specifying the material breach or (iii) the conviction of Employee for commission of a felony related to fraud, embezzlement and drug related activities and/or any other white collar crimes in connection with the Business. For purposes of this subsection, no act or failure to act on the Employee's part shall be considered "willful" unless done, or omitted to be done, by the Employee not in good faith and with the belief that his action or omission was not in the best interest of the Company. Termination of Employee pursuant to this
Section 9.4 shall be made by delivery to Employee of a copy of a resolution duly adopted by the affirmative vote of all of the members of the Board of Directors called and held for such purpose (after 30 days prior written notice to Employee and reasonable opportunity for Employee to be heard before the Board of Directors prior to such vote), finding that in the good faith business judgment of such Board of Directors, Employee was guilty of conduct set forth in any of clauses (i) through (iii) above and specifying the particulars thereof.

     9.5.     Late Payments.     Any amounts due hereunder to Employee which
remain unpaid after their due date, shall bear interest from the due date until paid at a rate of the prime rate (in effect on the date thereof for Citibank, N.A.) plus 2%.

10.     ASSIGNMENT.

     This contract shall be binding upon and inure to the benefit of the heirs and representatives of Employee and the assigns and successors of Company, but neither this Agreement nor any rights or obligations hereunder shall be assignable or otherwise subject to hypothecation by Employee (except by will or by operation of the laws of intestate succession) or by Company.

11.     CHANGE IN CONTROL.

     11.1     Definition.     For purposes of this Agreement, a "Change in
Control" shall be deemed to have occurred if (i) there shall be consummated
(A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or (ii) the stockholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company, or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than the Company or Holly or any employee benefit plan sponsored by the Company or Holly, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, or (iv) at any time during a period of two consecutive years, individuals who at the beginning of such period, constituted the Board of Directors of the Company shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's stockholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office, who were directors at the beginning of such two-year period.

     11.2     Rights and Obligations.     If a Change in Control of the
Company shall have occurred while the Employee is an employee of the Company, the Employee shall be entitled to the compensation provided in Section 9.1 of this Agreement upon the subsequent termination of the Employee's employment with the Company by either the Company, or the Employee within two years of the date upon which the Change in Control shall have occurred, unless such termination is a result of (i) the Employee's death; (ii) the Employee's Disability; (iii) the Employee's Retirement; or (iv) the Employee's termination for Cause, except that the Severance Payment shall equal to the greater of (x) the remainder due under this contract, if the change of control had not happened, or (y) five (5) times Employee's Base Salary and shall be payable in a cash lump sum no later than thirty (30) days after such termination, and the continuation of benefits shall be for a period of five years (collectively the "Termination Amount"). If Employee elects not to terminate and, subsequent to such Change in Control, Employee's employment is terminated by Company other than for Cause, or if Employee terminates this Agreement for Good Reason, Employee shall be entitled to receive the Termination Amount.

12.     BINDING EFFECT.

     Subject to Paragraph 11 above, this Agreement shall be binding upon the parties and their respective heirs, legal representatives, successors and assigns.

13.     REMEDIES.

     Employee hereby acknowledges that in the event of a breach or threatened breach by him of the provisions of this Agreement, Employer would suffer irreparable harm for which there would be no adequate remedy at law. Accordingly, Employee agrees that in such event, in addition to any other remedies which Employer may have in law or in equity for money damages or other relief, Employer shall be entitled to temporary and/or injunctive relief, without the necessity of posting bond or proving damages, to enforce the provisions hereof.

14.     ENFORCEABILITY.

     If any provision of this Agreement would be deemed to be invalid or unenforceable for any reason, including, without limitation, the geographic or business scope or the duration thereof, such provision shall be construed in such a way as to make it valid and enforceable to the maximum extent possible. Any invalidity or unenforceability of any provision of this Agreement shall attach only to such provision and shall not effect or render invalid or unenforceable any other provision of this Agreement or any other agreement or instrument.

15.     AGREEMENT TO PERFORM NECESSARY ACTS.

     Each party agrees to perform any further acts and execute and deliver any further documents which may be reasonably necessary to carry out the provisions of this Agreement.

16.     NOTICES.

     All notices and other communications hereunder shall be in writing (including a writing delivered by facsimile transmission) and, unless otherwise provided herein, shall be deemed to have been given when delivered to the party to whom such notice is to be given at its address set forth below, which address shall be sufficient in order to effect the service of process against each such party, or such other address for the party as shall be specified by notice given pursuant hereto, four business days after delivery by certified mail, return receipt requested, immediately upon hand delivery, two business days after delivery by priority Federal Express or other similarly reputable overnight carrier:

     To Employer:

     Nightlife Printing & Promotion, Inc.
     2200 Marcus Avenue
     Lake Success, NY  11042
     with a required copy to:

     Holly Holdings, Inc.
     200 Monument Road, Suite 10
     Bala Cynwyd, PA  19004

     To Employee:

     Thomas K. Weitzman
     1167 Pine Valley Road
     Upper Brookville, NY  11771

17.     ENTIRE AGREEMENT: MODIFICATION.

     This Agreement constitutes the full and complete agreement and understanding between the parties hereto and supersedes any and all similar agreements heretofore executed. Any modification to the terms of this Agreement must be in writing signed by both parties.

18.     GOVERNING LAW.

     This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York, without reference to the conflicts of laws principles thereof. Any legal action or proceeding with respect to this Agreement shall be brought only in the courts of Nassau County, New York or of the United States of America for the Eastern District of New York, and, by execution and delivery of this Agreement, each of the Employee and Employer hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the Employee and Employer hereby knowingly, voluntarily, intentionally and irrevocably waive, in connection with any such action or proceeding: (i) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and (ii) to the maximum extent not prohibited by law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each of the Employer and the Employee irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof in the manner provided in Section 16.

19.     HEADINGS.

     The captions and headings used herein are for convenience only and shall not be construed as a part of this Agreement.

20.     COUNTERPARTS.

     This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the day and year first above written.


                    Employer:        NIGHTLIFE PRINTING & PROMOTION, INC.


                                 By:________________________________




                    Employee:        ___________________________________
                                       Thomas K. Weitzman


As a material inducement for Employee entering into this Employment Agreement, Holly Holdings, Inc. ("Holly") hereby agrees: (a) to pay Employee the sum of $200,000 within ten days of the execution hereof; (b) is executing and delivering to Employee the Option Agreement; and (c) Subsequent to the termination of the Option Agreement, agrees not to cause or permit Night Life Printing & Promotion, Inc. ("Night Life") or American Publishers Corp. to take the actions set forth on Schedule A to this Agreement with prior written consent of Employee, provided that in any given fiscal year, Night Life had a Profit (as defined in Section 7.2 above) in the immediately preceding fiscal year. Notwithstanding the forgoing, Holly shall not be liable to Employee for any obligation of Employer arising under this Agreement. In addition, Holly agrees to be subject to all of the provisions of Section 18 of this Agreement.

                                           Holly Holdings, Inc.



                                       By:____________________________________
                                           William Patrowicz, President

                                 SCHEDULE 7.4

                                FRINGE BENEFITS



1.     Contributory 401K Plan

          - John Hancock

2.     Health Insurance

          - Oxford Health Plan

3.     Term Life Insurance

          -  $500,000

SCHEDULE A

       (i) amend the certificate of incorporation of either of the Companies;

      (ii)     amend the Bylaws of either of the Companies;

     (iii)     merge, consolidate or exchange shares with any other party.

      (iv) sale, lease, or exchange of more than 5% in one transaction or 15% in the aggregate of the property or assets of either of the Companies either in the regular course of business or other than in regular course of business;

       (v) change any of the titles, duties, salary or other compensation of Optionee except in accordance with the terms of their Employment Agreement;

      (vi) incur any corporate indebtedness, enter into any business transaction or financial commitment (including, but not limited to, any intercompany payments or advances) involving in excess of $25,000 in a single transaction or $150,000 in the aggregate;

     (vii) declare or pay any dividends and other distributions on the stock of either of the Companies;

    (viii)     dissolve either of the Companies;

      (ix) enter into or perform any business transactions between an Executive Officer, Director, or any person performing the normal duties and responsibilities normally assigned to Directors of Holly and either of the Companies or any contract or other transaction between either of the Companies and a corporation, partnership, or association in which one or more of the Executive Officers, Directors, or any persons performing the managerial duties and responsibilities normally assigned to directors, are officers of Holly, directors, have a material financial interest, direct or indirect;

       (x) form any subsidiary of either of the Companies, or any joint venture, partnership, business trust or limited liability company in which either of the Companies is to have an interest;

      (xi) designate or issue any shares or class stock of either of the Companies;

     (xii) grant of any option, right or warrant to purchase any securities of either of the Companies or in any way encumber the Shares;

     (xiii)     materially change the business of either of the Companies;

     (xiv) permit checks above $5,000 to be authorized without the signature of either Tom Weitzmann or Mark Rosner; or

     (xv) change of any of the titles, duties, salary or other compensation of any employee of either of the Companies, or make any personnel decisions relating to the hiring or firing of any employee of either of the Companies.

                             EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT is made and entered into this 21st day of March 1997 and between NIGHTLIFE PRINTING & PROMOTION, INC., a New York corporation having its principal office at 2200 Marcus Avenue, Lake Success, New York (herein after called "Employer" or "Company"), and MARK ROSNER (hereinafter called "Employee").

                              R E C I T A L S :

     A. Employer is in the printing business and related products and services.

     B. Employer desires to employ Employee and Employee desires to be employed by Employer, upon the terms and conditions hereinafter set forth.

     In consideration of the mutual covenants hereinafter set forth, it is hereby agreed as follows:

1.     EMPLOYMENT AND DUTIES.

     Employer agrees to employ Employee as Vice-President and Employee agrees to serve Employer in such capacity and to engage in those duties which might reasonably be required of a Vice-President, including, but not limited to responsibility for day to day operations of the Employer and such other related businesses as Employer may subsequently develop or acquire, subject to the direction of the Board of Directors and to manage the business affairs of American Publishers Corporation.

2.     TERM.

     Employee's employment hereunder shall be for a period of ten (10) years unless sooner terminated pursuant to Section 9 hereof (the "Term") commencing March 24, 1997 (the "Commencement Date") and ending March 23, 2007. This Agreement shall be automatically renewed for successive two (2) year periods, unless either party shall notify the other in writing of its intention not to renew this Agreement, which notice shall be given at least 120 days prior to end of the then current term.

3.     DEVOTION OF ATTENTION.

     Throughout the Term of his employment, Employee shall devote his full time to carry out the duties commensurate with Employee's position, to the business affairs of the Employer.

4.     NON-DISCLOSURE.
     4.1 Acknowledgment and Purposes. Employee acknowledges that during the course of his employment with Employer prior to the Term of this Agreement, Employee has learned, developed, and had access to and will, during the Term of this Agreement, learn, develop and have access to, Confidential Information relating to the business and affairs of Employer. As used in this Agreement, Confidential Information shall mean trade secrets concerning Employer's operations, future plans, projected and historical sales, marketing, costs, production, growth and distribution, any customer lists, customer information, information relating to governmental relations, or information relating to the products or services, whether patentable or not, concerning the business of Employer and/or its affiliates as conducted at any time prior to the termination of this Agreement.

     Employer and/or its affiliates is engaged in a highly competitive business; its competitive position depends in great measure upon its ability to develop or acquire and maintain the confidentiality of Confidential Information; and it may have expended and is likely to continue to expend considerable efforts and resources in the development or acquisition of Confidential Information. Based upon the foregoing, Employee recognizes that the unauthorized disclosure of Confidential Information in violation of the terms hereof is likely to result in serious and irrevocable harm to Employer and/or its affiliates.

     4.2 Restrictions on the Use of Confidential Information. Employee agrees and covenants as follows:

(a) All documents and other materials made or compiled by Employee prior to or during the Term of this Agreement and any copies thereof, whether or not containing Confidential Information are and shall be the property of Employer and shall be delivered to Employer by Employee upon request by Employer. Employee will treat as trade secrets all Confidential Information acquired by him prior to or during the Term of this Agreement, and will not use any such Confidential Information for his own benefit nor disclose it or any part of it to any other person, firm or corporation (other than Employer) (i) without the prior written consent of Employer; (ii) unless such disclosure is required by law or in response to a legal order; (iii) unless such Confidential Information has become generally available to the public other than through the breach by Employee of the terms hereof; or (iv) unless such information is rightfully received by Employee from a third party without restrictions on disclosure or use.

5.     COVENANT NOT TO COMPETE.

     5.1 Acknowledgment and Purposes. Employer is and will be engaged in the business (the "Business") of (i) selling printing services and printed materials to customers, and (ii) the marketing and sale of other related products and services in the New York Metropolitan Area. Employee acknowledges that said business of Employer is local in scope and that Employer competes with other organizations that could be located in the New York Metropolitan Area.

     5.2     Covenants.     Employee covenants and agrees that during the Term
of the Agreement and unless Employee is terminated without cause or this Agreement expires and there is no renewal, until one year after termination Employee will not directly or indirectly:

(a) Engage or invest in, own, manage, operate, control or participate in the ownership, management, operation or control of, be employed, associated or in any manner connected with or render services or advice to, any business the services of which compete, in whole or in part, with the then current or actively developing services or activities of Employer described in paragraph
5.1 above, within the geographical territories within the New York Metropolitan Area; provided, that Employee may: (i) invest in less than five percent (5%) of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any regional or national securities exchange or have been registered under Section 12(g) or Section 15(d) of the Securities Exchange Act of 1934, as amended.

(b) Whether for his own account or for the account of any other person, directly or indirectly, solicit the business of any person known by him to be a customer or former customer of Employer except if such customer has not done business with Employer for a period of thirty (30) months from the Commencement Date, without Employer's consent, which consent Employer may withhold in its absolute discretion, whether or not Employee had personal contact with such person during or by reason of his employment with the Employer prior to or during the Term of this Agreement. Provided, however, that such restriction on solicitation applies only in connection with solicitation for the then current or actively developing services or activities of Employer.

(c) Whether for his own account or the account of any other person, directly or indirectly, without the Employer's consent, which consent Employer may withhold in its absolute discretion, (i) solicit, employ or otherwise engage as an employee, independent consultant or otherwise, any person who is or was an employee of Employer at any time during the employment of Employee by Employer prior to or during the Term of this Agreement, except if such person was not employed by Employer for a period of thirty (30) months from the Commencement Date, or in any manner induce or attempt to induce any employee of Employer who was an employee within the thirty months immediately preceding the Commencement Date or the date of termination without cause, to terminate his or her employment with Employer, or (ii) interfere with the relationship of Employer with any person, including any person who at any time during the employment of Employee by Employer prior to or during the Term of this Agreement was an employee, a customer, a vendor, a supplier or a consultant of, or to, Employer.

6.     DISCLOSURE AND ASSIGNMENT.

     Employee will disclose fully to Employer all inventions, formulae, processes, improvements and ideas, whether or not patentable, made or conceived by Employee in whole or in part, alone or with others, at any time during the Term and which relate to the then current or actively developing services or activities of Employer. Employee will also (i) assign to Employer all such inventions, formulae, processes, improvements and ideas and all Employee's rights thereto and (ii) sign all documents reasonably requested by Employer to enable Employer to obtain patents thereon in the United States of America and such foreign countries as Employer may designate, and otherwise assist Employer, at the latter's expense, in obtaining such patents and in protecting, maintaining and defending same.

7.     COMPENSATION AND BENEFITS.

     Employee shall receive the following compensation and benefits for services rendered by him during the term of this Agreement:

     7.1     Salary.     Employer shall pay Employee a base salary ("Base
Salary") as follows: $208,000 per year commencing on the Effective Date. Employee's Base Salary may be increased, but not decreased by the Board of Directors. Once increased, such increased amount shall constitute the Employee's Base Salary. Base Salary shall be payable in accordance with the ordinary payroll practices of the Company, but in no event less than two times per month.

     7.2     Bonus.

          (a) In addition to the aforementioned salary, a bonus shall be paid to the Employee of (i) $7,500 per quarter if the Company's profits ("Profits" which shall be defined as earnings before interest, depreciation, tax and without giving effect to the payment of this bonus) exceed $250,000 for the quarter; or (ii) $15,000 per quarter if the Company's Profits exceed $500,000 for the quarter; and (iii) $7,500 per year if the Company's Profits exceed $250,000 for the year; or (iv) $15,000 per year if the Company's Profits exceed $500,000 for the year. Such bonus shall be paid within fifteen days after the completion of the quarter or year as the case may be.

          (b) A bonus shall be paid to Employee of (i) $12,500 per quarter of American's Profits exceed $200,000 for the quarter; or (ii) $25,000 per quarter if American's Profits exceed $400,000 for the quarter; and (iii) $12,500 per year if American's Profits exceed $200,000 for the year; or (iv) $25,000 per year if American's Profits exceed $400,000 for the year. Such bonus shall be paid within fifteen days after the completion of the quarter or year as the case may be.

     7.3     Vacation.     During the term hereof, Employee shall be entitled
to such vacations during each calendar year as the Board of Directors shall specify, but in no event shall Employee be entitled to less than four weeks of paid vacation during each year of employment.

     7.4     Fringe Benefits.     In addition to all the other compensation to
be provided to Employee pursuant to this paragraph 7, Employee shall be entitled to receive or to participate in any fringe benefits which are or may be provided by Employer to its officers and/or employees, including, but not limited to, insurance, health, welfare and retirement plans, but in no event less than as set forth in Schedule 7.4.

     7.5 Business Expenses. Employee is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this Agreement, including, without limitation, expenses for travel, cellular telephone (including access charges and business calls) and similar items related to such duties and responsibilities. Company will reimburse Employee for all such expenses upon presentation by Employee of appropriately itemized accounts of such expenditures.

     7.6     Automobile.     Employer shall lease an automobile of Employee's
choice on behalf of Employee and reimburse Employee for insurance and maintenance. Employer's total monthly obligation for the lease, insurance and maintenance is $1,500. Employer will provide Employee monthly with the difference between the lease payment per month and $1,500.

8.       INDEMNIFICATION

     Employee shall be indemnified by the Company against any cost, loss, damage, judgment, and/or expense, including attorneys' fees, actually incurred by him in connection with the defense of any claim, action, suit, investigation or proceeding or similar legal activity, regardless of whether criminal, civil, administrative or investigative in nature ("Claim"), to which he is made a party or is otherwise subject to, by reason of his being or having been an officer of Company, to the full extent permitted by applicable law and the Certificate of Incorporation of Company. Such right of indemnification will not be deemed exclusive of any other rights to which Employee may be entitled under Company's Certificate of Incorporation or By-Laws, as in effect from time to time, any agreement or otherwise. In addition, Holly Holdings, Inc. agrees to name the Employee on it Directors and Officers Insurance Policy.

9.     TERMINATION OF EMPLOYMENT.

     9.1     Termination Without Cause, for Good Reason, or Voluntarily.

(a) Company may terminate Employee's employment at any time for any reason. If (i) Employee's employment is terminated by the Company other than
(x) for Cause (as defined in Section 9.4 hereof) or (y) as a result of Employee's death or Permanent Disability (as defined in Section 9.2 hereof); or (ii) if Employee terminates his employment for Good Reason (as defined in Section 9.1 (b) hereof) prior to the Termination Date, Employee shall receive or commence receiving as soon as practicable in accordance with the terms of this Agreement:

(i) such payments under applicable plans or programs, including but not limited to those referred to in Section 7.4 hereof, to which he is entitled pursuant to the terms of such plans or programs through the date of termination;

(ii) any earned but unpaid Bonus which amount shall be paid in a cash lump sum within thirty (30) days of the date of termination;

(iii) a severance payment (the "Severance Payment"), which amount shall be paid in a cash lump sum within thirty (30) days of the date of termination, in the amount of the greater of (a) five times the Employee's Base salary plus the amount of any bonus paid by the Company for the calendar year preceding the calendar year in which termination occurs; or (b) the aggregate amount of the Employee's Base Salary for the then remaining term of this Agreement;

(iv) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by the Company's stock option plans or ten years following the Termination Date;

(v) payment in respect of accrued but unused vacation days (the "Vacation Payment") and compensation earned but not yet paid and a pro rata portion of the Bonus for the amount of the year elapsed prior to termination, (the "Compensation Payment") which amount shall be paid in a cash lump sum within thirty (30) days of the date of termination; and

(vi) continued coverage, at the Company's expense for a period of 24 months from the date of termination under all employee health, dental, disability and life insurance plans in which the Employee participates as of the date of termination in accordance with the respective terms thereof, plus COBRA coverage rights thereafter if available, of substantially the same insurance coverage as Employer maintains for Employee during term of employment.

(b) For purposes of this Agreement, "Good Reason" shall mean any of the following:

(i) Any material breach by Company of any provision of this Agreement, including any material reduction by Company of Employee's duties or responsibilities (except in connection with the termination of Employee's employment for Cause, as a result of Permanent Disability, as a result of Employee's death or by Employee other than for Good Reason) or any material breach by Company of any provision of the Option Agreement dated March 21, 1997 (the "Option Agreement"), the Stock Purchase and Exchange Agreement dated March 21, 1997, or the Registration Rights Agreement dated March 21, 1997;

(ii) A reduction by the Company in Employee's Base Salary without his consent;

(iii) Moving the principal executive offices of Company to a location outside of the New York metropolitan area; or

(iv) Upon a Change of Control of Company (as such term is hereinafter defined).

     9.2     Permanent Disability.     If Employee becomes permanently
disabled (as defined in the Company's disability benefit plan applicable to senior executive officers as in effect on the date thereof) ("Permanent Disability"), Company or Employee may terminate Employee's employment on written notice thereof, and Employee shall receive or commence receiving, as soon as practicable:

(i) amounts payable pursuant to the terms of the disability insurance policy or similar arrangement which Company maintains during the term hereof. The Company covenants to obtain within sixty days of the date hereof and maintain a disability policy reasonably acceptable to Employee with coverage of Employee of no less than $75,000 per year for the Term of this Employment
Agreement.   If the Company, despite its best efforts, is unable to obtain a disability insurance policy or similar arrangement for Employees, then Company will pay, in addition to (v) below, $75,000 per year in equal monthly installments for two years;

(ii) the Vacation Payment and the Compensation Payment which shall be paid to Employee as a cash lump sum within 30 days of such termination;

(iii) such payments under applicable plans or programs, including but not limited to those referred to in Section 7.4 hereof, to which he is entitled pursuant to the terms of such plans or programs through the date of termination;

(iv)     immediate vesting of all unvested stock options; and

(v) compensation equal to one year's Base Salary which shall be paid within 30 days of such termination.

     9.3     Death.     In the event of Employee's death during the term of
his employment hereunder, Employee's estate or designated beneficiaries shall receive or commence receiving, as soon as practicable in accordance with the terms of this Agreement:

(i) compensation equal to one year's Base Salary which shall be paid within 30 days of such termination;

(ii) any death benefits provided under the employee benefit programs, plans and practices referred to in Section 7.4 hereof, in accordance with their respective terms;

(iii) the Vacation Payment and the Compensation Payment which shall be paid to Employee as a cash lump sum within 30 days of such termination; and

(iv) such other payments under applicable plans or programs, including but not limited to those referred to in Section 7.4 hereof, to which Employee's estate or designated beneficiaries are entitled pursuant to the terms of such plans or programs.

     9.4     Voluntary Termination by Employee: Discharge for Cause.      The
Company shall have the right to terminate the employment of Employee for Cause (as hereinafter defined). In the event that Employee's employment is terminated by Company for Cause, as hereinafter defined, or by Employee other than for Good Reason or other than as a result of the Employee's Permanent Disability or death, prior to the Termination Date, Employee shall be entitled only to receive, as a cash lump sum within 30 days of such termination (i) the Compensation Payment and the Vacation Payment; and (ii) earned but unpaid Bonus attributable to a calendar year prior to the calendar year in which such termination occurs. As used herein, the term "Cause" shall be limited to (i) willful malfeasance, willful misconduct or gross negligence by Employee in connection with his employment in a matter of material importance to the conduct of the Company's affairs which has a material adverse affect on the business of the Company, (ii) any material breach of this Agreement by Employee which remains uncured after thirty days written notice specifying the material breach or (iii) the conviction of Employee for commission of a felony related to fraud, embezzlement and drug related activities and/or any other white collar crimes in connection with the Business. For purposes of this subsection, no act or failure to act on the Employee's part shall be considered "willful" unless done, or omitted to be done, by the Employee not in good faith and with the belief that his action or omission was not in the best interest of the Company. Termination of Employee pursuant to this
Section 9.4 shall be made by delivery to Employee of a copy of a resolution duly adopted by the affirmative vote of all of the members of the Board of Directors called and held for such purpose (after 30 days prior written notice to Employee and reasonable opportunity for Employee to be heard before the Board of Directors prior to such vote), finding that in the good faith business judgment of such Board of Directors, Employee was guilty of conduct set forth in any of clauses (i) through (iii) above and specifying the particulars thereof.

     9.5.     Late Payments.     Any amounts due hereunder to Employee which
remain unpaid after their due date, shall bear interest from the due date until paid at a rate of the prime rate (in effect on the date thereof for Citibank, N.A.) plus 2%.

10.     ASSIGNMENT.

     This contract shall be binding upon and inure to the benefit of the heirs and representatives of Employee and the assigns and successors of Company, but neither this Agreement nor any rights or obligations hereunder shall be assignable or otherwise subject to hypothecation by Employee (except by will or by operation of the laws of intestate succession) or by Company.

11.     CHANGE IN CONTROL.

     11.1     Definition.     For purposes of this Agreement, a "Change in
Control" shall be deemed to have occurred if (i) there shall be consummated
(A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or (ii) the stockholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company, or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than the Company or Holly or any employee benefit plan sponsored by the Company or Holly, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, or (iv) at any time during a period of two consecutive years, individuals who at the beginning of such period, constituted the Board of Directors of the Company shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's stockholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office, who were directors at the beginning of such two-year period.

     11.2     Rights and Obligations.     If a Change in Control of the
Company shall have occurred while the Employee is an employee of the Company, the Employee shall be entitled to the compensation provided in Section 9.1 of this Agreement upon the subsequent termination of the Employee's employment with the Company by either the Company, or the Employee within two years of the date upon which the Change in Control shall have occurred, unless such termination is a result of (i) the Employee's death; (ii) the Employee's Disability; (iii) the Employee's Retirement; or (iv) the Employee's termination for Cause, except that the Severance Payment shall equal to the greater of (x) the remainder due under this contract, if the change of control had not happened, or (y) five (5) times Employee's Base Salary and shall be payable in a cash lump sum no later than thirty (30) days after such termination, and the continuation of benefits shall be for a period of five years (collectively the "Termination Amount"). If Employee elects not to terminate and, subsequent to such Change in Control, Employee's employment is terminated by Company other than for Cause, or if Employee terminates this Agreement for Good Reason, Employee shall be entitled to receive the Termination Amount.

12.     BINDING EFFECT.

     Subject to Paragraph 11 above, this Agreement shall be binding upon the parties and their respective heirs, legal representatives, successors and assigns.

13.     REMEDIES.

     Employee hereby acknowledges that in the event of a breach or threatened breach by him of the provisions of this Agreement, Employer would suffer irreparable harm for which there would be no adequate remedy at law. Accordingly, Employee agrees that in such event, in addition to any other remedies which Employer may have in law or in equity for money damages or other relief, Employer shall be entitled to temporary and/or injunctive relief, without the necessity of posting bond or proving damages, to enforce the provisions hereof.

14.     ENFORCEABILITY.

     If any provision of this Agreement would be deemed to be invalid or unenforceable for any reason, including, without limitation, the geographic or business scope or the duration thereof, such provision shall be construed in such a way as to make it valid and enforceable to the maximum extent possible. Any invalidity or unenforceability of any provision of this Agreement shall attach only to such provision and shall not effect or render invalid or unenforceable any other provision of this Agreement or any other agreement or instrument.

15.     AGREEMENT TO PERFORM NECESSARY ACTS.

     Each party agrees to perform any further acts and execute and deliver any further documents which may be reasonably necessary to carry out the provisions of this Agreement.

16.     NOTICES.

     All notices and other communications hereunder shall be in writing (including a writing delivered by facsimile transmission) and, unless otherwise provided herein, shall be deemed to have been given when delivered to the party to whom such notice is to be given at its address set forth below, which address shall be sufficient in order to effect the service of process against each such party, or such other address for the party as shall be specified by notice given pursuant hereto, four business days after delivery by certified mail, return receipt requested, immediately upon hand delivery, two business days after delivery by priority Federal Express or other similarly reputable overnight carrier:

     To Employer:

     Nightlife Printing & Promotion, Inc.
     2200 Marcus Avenue
     Lake Success, NY  11042
     with a required copy to:

     Holly Holdings, Inc.
     200 Monument Road, Suite 10
     Bala Cynwyd, PA  19004

     To Employee:

     Mark Rosner
     117 Bounty Lane
     Jericho, NY  11753

17.     ENTIRE AGREEMENT: MODIFICATION.

     This Agreement constitutes the full and complete agreement and understanding between the parties hereto and supersedes any and all similar agreements heretofore executed. Any modification to the terms of this Agreement must be in writing signed by both parties.

18.     GOVERNING LAW.

     This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York, without reference to the conflicts of laws principles thereof. Any legal action or proceeding with respect to this Agreement shall be brought only in the courts of Nassau County, New York or of the United States of America for the Eastern District of New York, and, by execution and delivery of this Agreement, each of the Employee and Employer hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the Employee and Employer hereby knowingly, voluntarily, intentionally and irrevocably waive, in connection with any such action or proceeding: (i) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and (ii) to the maximum extent not prohibited by law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each of the Employer and the Employee irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof in the manner provided in Section 16.

19.     HEADINGS.

     The captions and headings used herein are for convenience only and shall not be construed as a part of this Agreement.

20.     COUNTERPARTS.

     This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the day and year first above written.


                    Employer:        NIGHTLIFE PRINTING & PROMOTION, INC.


                                 By:________________________________




                    Employee:        ___________________________________
                                       Mark Rosner


As a material inducement for Employee entering into this Employment Agreement, Holly Holdings, Inc. ("Holly") hereby agrees: (a) to pay Employee the sum of $200,000 within ten days of the execution hereof; (b) is executing and delivering to Employee the Option Agreement; and (c) Subsequent to the termination of the Option Agreement, agrees not to cause or permit Night Life Printing & Promotion, Inc. ("Night Life") or American Publishers Corp. to take the actions set forth on Schedule A to this Agreement with prior written consent of Employee, provided that in any given fiscal year, Night Life had a Profit (as defined in Section 7.2 above) in the immediately preceding fiscal year. Notwithstanding the forgoing, Holly shall not be liable to Employee for any obligation of Employer arising under this Agreement. In addition, Holly agrees to be subject to all of the provisions of Section 18 of this Agreement.

                                           Holly Holdings, Inc.



                                       By:____________________________________
                                           William Patrowicz, President

                                 SCHEDULE 7.4

                                FRINGE BENEFITS



1.     Contributory 401K Plan

          - John Hancock

2.     Health Insurance

          - Oxford Health Plan

3.     Term Life Insurance

          -  $500,000

SCHEDULE A

       (i) amend the certificate of incorporation of either of the Companies;

      (ii)     amend the Bylaws of either of the Companies;

     (iii)     merge, consolidate or exchange shares with any other party.

      (iv) sale, lease, or exchange of more than 5% in one transaction or 15% in the aggregate of the property or assets of either of the Companies either in the regular course of business or other than in regular course of business;

       (v) change any of the titles, duties, salary or other compensation of Optionee except in accordance with the terms of their Employment Agreement;

      (vi) incur any corporate indebtedness, enter into any business transaction or financial commitment (including, but not limited to, any intercompany payments or advances) involving in excess of $25,000 in a single transaction or $150,000 in the aggregate;

     (vii) declare or pay any dividends and other distributions on the stock of either of the Companies;

    (viii)     dissolve either of the Companies;

      (ix) enter into or perform any business transactions between an Executive Officer, Director, or any person performing the normal duties and responsibilities normally assigned to Directors of Holly and either of the Companies or any contract or other transaction between either of the Companies and a corporation, partnership, or association in which one or more of the Executive Officers, Directors, or any persons performing the managerial duties and responsibilities normally assigned to directors, are officers of Holly, directors, have a material financial interest, direct or indirect;

       (x) form any subsidiary of either of the Companies, or any joint venture, partnership, business trust or limited liability company in which either of the Companies is to have an interest;

      (xi) designate or issue any shares or class stock of either of the Companies;

     (xii) grant of any option, right or warrant to purchase any securities of either of the Companies or in any way encumber the Shares;

     (xiii)     materially change the business of either of the Companies;

     (xiv) permit checks above $5,000 to be authorized without the signature of either Tom Weitzmann or Mark Rosner; or

     (xv) change of any of the titles, duties, salary or other compensation of any employee of either of the Companies, or make any personnel decisions relating to the hiring or firing of any employee of either of the Companies.

                            HOLLY HOLDINGS, INC.
                        200 MONUMENT ROAD, SUITE 10
                           BALA CYNWYD, PA  19004


                                                               March 24, 1997


Mr. Tom Weitzmann
Mr. Mark Rosner
Nightlife Printing & Promotion, Inc.
2200 Marcus Avenue
Lake Success, NY  11042

     Re:     Stock Purchase & Exchange Agreement dated March 21, 1997 between
Holly Holdings, Inc. and the Stockholders of Nightlife Printing & Promotion, Inc. ("Nightlife") and American Publishers Company, Inc. ("American") (the "Agreement")

Gentlemen:

     Reference is made to the above Agreement and the following agreements executed in connection therewith:

     (a) Option Agreements between Tom Weitzmann, Mark Rosner and Holly Holdings, Inc., dated March 21, 1997 (the "Option Agreements")

     (b) Employment Agreements between Nightlife, Tom Weitzmann and Mark Rosner dated March 21, 1997 (the "Employment Agreements").

     The parties wish to make certain corrections and amendments to the Agreement, the Option Agreements and the Employment Agreements as follows:

          1. Amending the Employment Agreements by deleting the word "Company" appearing in the sixth line of subsection 9.1(b)(i) and substituting therefore the words "Holly Holdings, Inc."
          2.  Amending the Option Agreements by:

          (a)  substituting the following for subsection 2(b)(i):

          "(i) Ten business days after Optionee receives notice that Optionee materially breached any agreement or covenant made by the Optionee in this Option Agreement, or the Stock Purchase and Exchange Agreement between the Parties dated March 21, 1997 ("Stock Purchase Agreement") and such breach has not been cured, or the Company has terminated the Employment Agreement between the Optionee and Nightlife dated March 21, 1997 for "Cause"; or"

          (b)  substituting the following for subsection (2)(c)(iii):

          "(iii) the material breach by Holly of any of its agreements, covenants or obligations under the Registration Rights Agreement dated March 21, 1997 between Holly and the Optionee, this Option Agreement, the Stock Purchase Agreement or the Employment Agreement (the "Employment Agreement") dated March 21, 1997 between Nightlife and the Optionee or the material breach by Nightlife of any of its agreements, covenants or obligations under the Employment Agreement ten business days after receiving notice thereof and having failed to cure such breach";

          (c) deleting subsection 7(c) and substituting therefor the following:

          "(c) Holly will affix the following legend to the certificates representing the Nightlife and American Shares:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE
TERM
OF AND RESTRICTIONS ON TRANSFER PURSUANT TO OPTION AGREEMENTS
BETWEEN HOLLY
HOLDINGS, INC., TOM WEITZMANN AND MARK ROSNER DATED MARCH 21, 1997,
A COPY OF
WHICH IS ON FILE AT THE COMPANY'S PRINCIPAL OFFICES.""

     The parties further agree that the number of Holly shares necessary to exercise the Options shall be reduced by the number of shares each Optionee transfers to David Sieger or other employees of Nightlife or American as part of a compensation or other plan (but not to a number less than 675,000 for each Option).

     Except, as specifically set forth herein, all terms of the Agreement, the Employment Agreements and the Option Agreements shall remain in full force and effect without modification.

                                               Holly Holdings, Inc.


                                            By:________________________
                                               William Patrowicz, President

Agreed this 21st
day of March, 1997



Nightlife Printing & Promotion, Inc.


By:_________________________
       Tom Weitzmann


____________________________
Tom Weitzmann


____________________________
Mark Rosner

FOR IMMEDIATE RELEASE

CONTACT:  William Patrowicz
          (610) 617-0400


     HOLLY HOLDINGS, INC. ANNOUNCES THE ACQUISITION OF NIGHTLIFE
PRINTING &
             PROMOTION, INC. AND AMERICAN PUBLISHERS COMPANY, INC.


     BALA CYNWYD, PENNSYLVANIA--March 24, 1997--Holly Holdings, Inc. (NASDAQ:
HOPR, HOPRW, HOPRP; BSE: HOP, HOPP) today announced that it has acquired 100% of the issued and outstanding stock of Nightlife Printing & Promotion, Inc. ("Nightlife") and American Publishers Company, Inc. ("American") for an aggregate of 3,000,000 shares of Holly's Common Stock.

     Nightlife is engaged in the color "print-on-demand" commercial offset printing business. Nightlife sells printing material and other related products and services, primarily for the entertainment and dining industry in the New York Metropolitan area.

     American is a wholesaler marketing Education Products to schools (Public and Private), libraries, teachers and consumers throughout the continental United States.

     William Patrowicz, Holly's President stated: "This acquisition adds two profitable companies to our corporate family and is the first step in the planned acquisition of complimentary private companies. The acquisition of Nightlife and American also brings their strong management teams into our corporate family and pursuant to the agreement, adds Tom Weitzmann, President and Co-Founder of Nightlife to the board of Holly."

     Holly Holdings, Inc., headquartered in Bala Cynwyd, Pennsylvania has a wholly owned subsidiary, Navtech Industries, Inc. of Shiprock, New Mexico and a majority owned subsidiary, Country World Casinos, Inc. of Denver, Colorado. Navtech is a manufacturer and tester of electronic components for casino equipment, hotel equipment and signage. Country World Casinos, Inc. is a development corporation whose plan is to construct a casino in Black Hawk, Colorado, as well as a hotel complex.

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